UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TONIX PHARMACEUTICALS HOLDING CORP.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TONIX PHARMACEUTICALS HOLDING CORP.
200 Connel Drive, Suite 3001

Berkeley Heights, NJ 07922
Telephone: (862) 799-8599

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of the shareholders of Tonix Pharmaceuticals Holding Corp. (the “Company” or “Tonix”) will be held on Thursday, May 7, 2026, at 11:00 a.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be held via the internet. Shareholders will be able to listen, vote and ask questions regardless of location via the internet by registering at http://web.viewproxy.com/tonixpharma/2026 by using the control number included on your notice regarding the availability of proxy materials, proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. You will not be able to attend the Annual Meeting in person. The Annual Meeting is being held for the purposes of:

1.	The election of the nine director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.

To authorize the Company’s Board of Directors (the “Board”), in its discretion at any time within two years after shareholder approval is obtained, to effect one or more reverse stock splits of the then-outstanding shares of the Company’s common stock, having an aggregate ratio of not less than one-for-two (1:2) and not greater than one-for-two-hundred-fifty (1:250), with the exact number of reverse stock splits during such two-year period, and the exact ratio and timing of each such reverse stock split to be determined by the Company’s Board and included in a public announcement;

4.	To approve the Tonix Pharmaceuticals Holding Corp. 2026 Stock Incentive Plan; and
5.	The consideration of any other matters that may properly come before the Annual Meeting.

Only shareholders of record at the close of business on March 19, 2026, will be entitled to attend and vote at the Annual Meeting. The proxy materials will be furnished to shareholders on or about March 30, 2026.

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Shareholders to be held on Thursday, May 7, 2026:

Our proxy materials including this Proxy Statement, our Annual Report on Form 10-K for the year ended December 31, 2025 and the proxy card or voting instruction form are available on the Internet at: http://web.viewproxy.com/tonixpharma/2026. Under Securities and Exchange Commission (“SEC”) rules, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

Seth Lederman
Chief Executive Officer and Chairman of the Board of Directors
March 30, 2026

You are cordially invited to attend the Annual Meeting of shareholders via live webcast by registering at http://web.viewproxy.com/tonixpharma/2026. Whether or not you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote if you attend the virtual meeting via webcast. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Annex A	Tonix Pharmaceuticals Holding Corp. 2026 Stock Incentive Plan

TONIX PHARMACEUTICALS HOLDING CORP.
200 Connell Drive, Suite 3001

Berkeley Heights, NJ 07922
Telephone: (862) 799-8599

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON THURSDAY MAY 7, 2026

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Tonix Pharmaceuticals Holding Corp. (the “Company”), for use at the Annual Meeting of the Company’s shareholders to be held on May 7, 2026, at 11:00 a.m. Eastern Time and at any adjournments thereof (the “Annual Meeting”). In order to attend our Annual Meeting via live webcast you must log in to http://web.viewproxy.com/tonixpharma/2026 using the 16-digit control number on the proxy card that accompanied the proxy materials. Whether or not you expect to attend the meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about March 30, 2026.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Tonix Pharmaceuticals Holding Corp. (sometimes referred to as the “Company,” “Tonix,” “we” or “us”) is soliciting your proxy to vote at the Annual Meeting. According to our records, you were a shareholder of the Company as of the end of business on March 19, 2026.

You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement and at any postponements or adjournments of the Annual Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. However, you do not need to attend the Annual Meeting in person via attendance at the virtual Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. You are invited to attend the Annual Meeting and vote your shares. The Annual Meeting will be held virtually at 11:00 a.m. Eastern Time via live webcast. For instructions on how to access the live webcast and attend the virtual Annual Meeting, see “How do I attend and vote shares at the Annual Meeting?”

The Company intends to mail these proxy materials on or about April 1, 2026, to all shareholders of record on the Record Date entitled to vote at the Annual Meeting.

What am I voting on?

The following matters are scheduled for a vote:

1.	The election of the nine (9) director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.	The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	The authorization of the Company’s Board of Directors (the “Board”), in its discretion at any time within two years after shareholder approval is obtained, to effect one or more reverse stock splits of the then-outstanding shares of the Company’s common stock, having an aggregate ratio of not less than one-for-two (1:2) and not greater than one-for-two-hundred-fifty (1:250), with the exact number of reverse stock splits during such two-year period, and the exact ratio and timing of and each such reverse stock split to be determined by the Company’s Board and included in a public announcement (the “Reverse Stock Split Proposal”);
4.	The approval of the Tonix Pharmaceuticals Holding Corp. 2026 Stock Incentive Plan (the “2026 Stock Incentive Plan Proposal”); and
5.	The action on such other matters as may properly come before the meeting or any adjournment there.

The Board is not currently aware of any other business that will be brought before the 2026 Annual Meeting.

Who can vote at the Annual Meeting?

Only shareholders at the close of business on March 19, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. On the Record Date, there were 13,405,401 shares of common stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If on March 19, 2026, your shares were registered directly in your name with Tonix’s transfer agent, VStock Transfer, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person by webcast at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 19, 2026, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting.

Why are you holding a virtual Annual Meeting?

To make the meeting accessible to our shareholders, the Annual Meeting will be held in a virtual meeting format. We have designed our virtual format to enhance shareholder access, participation and communication. For example, the virtual format allows shareholders to communicate with us in advance of the Annual Meeting so they can ask questions of our management. During the Q&A session of the Annual Meeting, we may answer questions to the extent relevant to the business of the Annual Meeting, as time permits.

How do I attend and vote shares at the virtual Annual Meeting?

The Annual Meeting will convene solely via the Internet at 11:00 a.m. Eastern Time on May 7, 2026 at www.web.viewproxy.com/tonixpharma/2026 by entering the 16-digit control number on the proxy card that accompanied the proxy materials. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.web.viewproxy.com/tonix/2026.

On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by entering the 16-digit control number on the proxy card that accompanied the proxy materials at http://web.viewproxy.com/tonixpharma/2026.

If you encounter any difficulties accessing the Annual Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937.

Even if you plan to attend the live webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Annual Meeting.

How can I submit a question for the Annual Meeting?

By accessing http://web.viewproxy.com/tonixpharma/2026, our shareholders will be able to submit questions in writing in advance of or during the Annual Meeting, vote, view the Annual Meeting procedures, and obtain copies of proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2025. Shareholders will need their 16-digit control number on the proxy card that accompanied the proxy materials.

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Can I view the proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended December 31, 2025 are available at http://web.viewproxy.com/tonixpharma/2026.

How do I vote?

You may vote “For” all the nominees to the Board, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

If you are a shareholder of record, you may vote by proxy in any of the following ways:

●	By Internet or Telephone — If you have internet or telephone access, you may submit your proxy by following the voting instructions on the proxy card. If you vote by internet or telephone, you should not return your proxy card.

●	By Mail — You may vote by mail by completing, dating and signing your proxy card and mailing it in the envelope provided. You must sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as officer of a corporation, guardian, executor, trustee or custodian), you must indicate your name and title or capacity.

If you vote via the internet or by telephone, your vote must be received by 11:59 p.m., Eastern Time, on May 6, 2026.

You may also vote during the Annual Meeting via the internet at http://www.fcrvote.com/TNXP. At this site, you will be able to vote electronically.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.” The street name holder will provide you with instructions that you must follow to have your shares voted. If you hold your shares in street name and you wish to vote during the meeting, you must obtain a proxy issued in your name from the street name holder.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the 2026 Annual Meeting?

The presence, in person via attendance at the virtual Annual Meeting or by proxy, of the holders of one-third (1/3rd) of the issued and outstanding common stock, or 4,468,467 shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person via attendance at the virtual Annual Meeting or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (i) “FOR” the election of each of the nine (9) nominees for director, (ii) “FOR” the ratification of PwC as independent registered public accountants of the Company for its fiscal year ending December 31, 2026, (iii) “FOR” approval of the Reverse Stock Split Proposal, (iv) “FOR” approval of 2026 Stock Incentive Plan Proposal; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of each of the nine (9) nominees for director, “FOR” the ratification of PwC as independent registered public accountants of the Company for its fiscal year ending December 31, 2026, “FOR” approval of the Reverse Stock Split Proposal, and “FOR” approval of the 2026 Stock Incentive Plan Proposal. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. We have engaged Alliance as the proxy solicitor for the Annual Meeting for an approximate fee of $12,000 plus fees for additional services, if needed. We have also agreed to reimburse Alliance for its reasonable out of pocket expenses. Some of our officers and other employees also may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

If you need assistance with voting, have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
(833) 218-4298

TNXP@AllianceAdvisors.com

I share the same address with another Tonix Pharmaceuticals Holding Corp. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;

●	You may send a timely written notice that you are revoking your proxy to the Company at 200 Connell Drive, Suite 3001, Berkeley Heights, NJ 077922, Attn: Chief Financial Officer;

●	You may authorize a proxy again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on May 6, 2026; or

●	You may attend the Annual Meeting and vote online. Simply attending the meeting virtually will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes. Broker non-votes and abstentions are considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

For the election of directors, the nine (9) nominees receiving the most “For” votes at the meeting in person via attendance at the virtual Annual Meeting or by proxy will be elected. Approval of all other matters requires the affirmative vote of a majority of the votes cast on the applicable matter at the Annual Meeting in person via attendance at the virtual Annual Meeting or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be discussed in a Form 8-K filed after the Annual Meeting.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the shareholders will elect nine directors to serve until the next annual meeting of shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the remaining nominees and for any substitute nominee designated by the present Board, or for the balance of the nominees named without nomination of a substitute nominee, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the nine nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the nine nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

NAME	AGE	CURRENT POSITION
Seth Lederman	68	President, CEO and Chairman of the Board of Directors
Richard Bagger	66	Director
Margaret Smith Bell	66	Director
David Grange	78	Director
James Hunter	70	Director
Newcomb Stillwell	69	Director
Adeoye Olukotun	81	Director
Carolyn Taylor	66	Director
James Treco	70	Lead Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Seth Lederman, MD became our President, Chief Executive Officer, Chairman of the Board and a Director in October 2011. Dr. Lederman founded Tonix Pharmaceuticals, Inc., a wholly-owned subsidiary of the Company, in 2007 and has acted as its Chairman of the Board of Directors since its inception, and as President since 2010. Prior to becoming a biopharma entrepreneur, Dr. Lederman served as an Associate Professor at Columbia University, where he directed basic science research in molecular immunology, infectious diseases and the development of therapeutics for autoimmune diseases. In addition to his research, Dr. Lederman served as attending physician in the Edward Daniels Arthritis and Autoimmunity Clinic on the Medical Service at Columbia Presbyterian Hospital. Dr. Lederman received his BA degree in Chemistry from Princeton University in 1979 and his M.D. from Columbia University in 1983. Dr. Lederman’s significant experience with drug discovery, development and commercialization and his experience as an biotechnology executive director were instrumental in his selection as a member of the Board.

Richard Bagger became a Director in June 2020. Mr. Bagger has been a Partner and Executive Director of Christie 55 Solutions, LLC, a New Jersey based consulting firm, since January 2020. Mr. Bagger has also been an Adjunct Faculty member at Rutgers University since 2018. From 2012 through 2019, Mr. Bagger was Executive Vice President of Corporate Affairs and Market Access for Celgene Corporation (NASDAQ: CELG), a global biopharmaceutical company, as well as a member of its Executive Committee. From 1993 to 2010, Mr. Bagger held roles of increasing responsibility with Pfizer Inc. (NYSE: PFE), a global pharmaceutical company, and served as Senior Vice President, Worldwide Public Affairs and Policy, from 2006 to 2009. Prior to joining Pfizer, Mr. Bagger was Assistant General Counsel of Blue Cross and Blue Shield of New Jersey, a health insurer, and practiced law with the law firm of McCarter & English. Mr. Bagger served as Board Chair of the National Pharmaceutical Council for 2019 and is a member of the Board of Directors of the U.S. Chamber of Commerce. He is also on the advisory board for the Lerner Center for the Study of Pharmaceutical Management Issues at Rutgers University Business School. Mr. Bagger received an A.B. degree from Princeton University’s School of Public and International Affairs and a J.D. degree from Rutgers University Law School. Mr. Bagger’s extensive healthcare and public policy experience were instrumental in his selection as a member of the Board.

Margaret Smith Bell became a Director in September 2017. Previously, Ms. Bell was a Vice President at Standard Life Investments where she was a portfolio manager and health care equity analyst. Ms. Bell was also a Managing Director at Putnam Investments and served as a senior health care analyst and a portfolio manager of the Putnam Health Sciences Trust. Ms. Bell was an analyst and vice president at State Street Research and a research analyst at Alex. Brown & Sons, Inc. Ms. Bell is a past member of the Board of Overseers at Beth Israel Deaconess Medical Center. Ms. Bell holds a B.A. from Wesleyan University and an M.B.A. from the Wharton School at the University of Pennsylvania. Ms. Bell’s extensive healthcare and investment banking experience were instrumental in her selection as a member of the Board.

Major General David Grange (U.S. Army, retired) became a director in February 2018. MG Grange has been President and founder of Osprey Global Solutions, LLC (“OGS”), a Service Disabled Veterans Organization, since 2011. MG Grange was Chief Executive Officer of Pharm-Olam International, Ltd., a contract research organization, from April 2017 to October 2019. Prior to founding OGS, MG Grange was a member of the Board of Pharmaceutical Product Development, Inc. (Nasdaq: PPDI), a contract research organization, from 2003 to 2009, and Chief Executive Officer from 2009 to 2011. Prior to PPDI MG Grange served in the McCormick Tribune Foundation for 10 years, most recently as Chief Executive Officer and President, where he also oversaw the support of Veteran Programs. MG Grange served 30 years in the U.S. Army as a Ranger, Green Beret, Aviator, Infantryman and a member of special operating units. At the Pentagon, he was Director of Army Current Operations, Readiness, and Mobilization. MG Grange commanded the Ranger Regiment and the First Infantry Division (the Big Red One). MG Grange holds a master’s degree in Public Service from Western Kentucky University. MG Grange’s extensive experience in the pharmaceutical industry and service with the U.S. military was instrumental in his selection as a member of our Board.

James Hunter became a Director in June 2025. Mr. Hunter served as executive Vice President of Commercial Operations at Tonix Pharmaceuticals, Inc. and President of Tonix Medicines, Inc. from June 2023 to December 2024. Mr. Hunter was CEO and Co-founder of Validus Pharmaceuticals from 2007 to 2018. Before co-founding Validus, Mr. Hunter was Executive Director of Neuroscience Sales at Novartis Pharmaceuticals. Previously, Mr. Hunter served as Executive Director of the Northeast Business Unit at Ciba Geigy Pharmaceuticals. Mr. Hunter received his B.S. from Seton Hall University and earned his M.B.A from Fairleigh Dickinson University. Mr. Hunter’s extensive experience in the pharmaceutical industry was instrumental in his selection as a member of our Board.

Adeoye Olukotun, MD became a Director in September 2018. Dr. Olukotun is a board member of Arrowhead Pharmaceuticals (ARWR), a publicly traded biopharmaceutical company. Dr. Olukotun has been the Chief Executive Officer of CR Strategies, LLC, a medical products consulting company, since 2000. Dr. Olukotun was the Chief Executive Officer of Genesis Unicorn Corporation, a special acquisition company listed on Nasdaq (GENQU) that became Genesis Unicorn Capital Corp. (GENQ), and later became ESGL Holdings Ltd trading on Nasdaq (ESGL). Dr. Olukoton was the Chief Executive Officer of EpiGen Pharmaceuticals, Inc., a pharmaceutical company, from 2014 to January of 2018. Dr. Olukotun served as Vice Chairman of CardoVax, Inc., a pharmaceutical company, from 2012 to 2016, and as its Chief Executive Officer from 2006 to 2012. He is also co-founder of VIA Pharmaceuticals, Inc., a pharmaceutical company, and served as the company’s Chief Medical Officer from 2004 to 2008. Dr. Olukotun is a member of the board of directors of Arrowhead Pharmaceuticals. Dr. Olukotun received his B.A. from University of North Carolina, Chapel Hill, his M.D. from Albert Einstein College of Medicine, and his M. P.H. from Harvard School of Public Health. Dr. Olukotun’s extensive medical background and experience in the pharmaceutical industry was instrumental in his selection as a member of our Board.

R. Newcomb Stillwell became a director in March 2023. Mr. Stillwell has held positions of varying responsibility at the law firm of Ropes & Gray LLP from 1984 to 2021, including, most recently, as co-managing partner of the Ropes & Gray Boston office. Mr. Stillwell graduated from Harvard Law School and earned an A.B. from Princeton University. Mr. Stillwell’s extensive advisory experience on numerous transactions in the life science and healthcare sectors was instrumental in his selection as a member of the Board.

Carolyn Taylor became a director in July 2021. Ms. Taylor was general counsel of Strike Protocols Inc., a financial technology company, from 2019 to 2020, and held positions of varying responsibility, including partner, and most recently, of counsel, at the law firm of Covington & Burling LLP from 1989 to 2000 and 2004 to 2015. From 2000 to 2003, Ms. Taylor served as Executive Vice President and General Counsel of Longitude, Inc., a financial services company. Ms. Taylor graduated from Columbia Law School and earned a B.A. from Brown University. Ms. Taylor’s broad transactional experience was instrumental in her selection as a member of the Board.

James Treco became a director in February 2019 and has been our Lead Director since March 2020. Mr. Treco continues to be involved with several small clinical research companies operating out of the Hanover, New Hampshire area. Mr. Treco has been a Managing Partner at First Chicago Advisors, Inc., a boutique financial advisory firm where he advised executives and boards of directors of a wide range of companies, from global, large-cap companies to emerging companies, from 2009 to 2012 and from 2014 to 2024. From 2012 to 2013 Mr. Treco was an investment banker with Gleacher & Company, a company that previously operated an investment banking business, providing corporate and institutional clients with strategic and financial advisory services. Mr. Treco held various positions of increasing responsibility at Salomon Brothers/Citigroup from 1984 to 2008, where he used his extensive experience in the global capital markets to advise a wide range of clients. Mr. Treco holds a B.A. from Yale University and an M.B.A. from the Stanford University Graduate School of Business. Mr. Treco’s extensive healthcare and investment banking experience were instrumental in his selection as a member of the Board.

Board of Directors Composition

Our Board is currently composed of nine directors. Our directors hold office until their successors have been elected and qualified or until the earlier of their resignation or removal.

We have no formal policy regarding board diversity. Our priority in selection of Board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, the ability to contribute positively to the collaborative culture among Board members, knowledge of our business and understanding of the competitive landscape.

Board Independence

The Board has determined that (i) because Seth Lederman is an executive officer of the Company, he has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is not an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market, (ii) because James Hunter was a former employee of the Company, he has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and is not an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market, and (iii) Richard Bagger, Margaret Smith Bell, David Grange, Adeoye Olukotun, Newcomb Stillwell, Carolyn Taylor and James Treco are each an independent director as defined in the Marketplace Rules of The NASDAQ Stock Market.

Board Leadership Structure

Our CEO also serves as the chairman of the Board. An independent director serves as the Board’s lead director. This structure allows one person to speak for and lead both the Company and the Board, while also providing for effective independent board oversight through an independent lead director. Having Dr. Lederman, our CEO, serve as Chairman creates clear and unambiguous authority, which is essential to effective management. Our Board and management can respond more effectively to a clearer line of authority. By designating our CEO as its Chairman, our Board also sends as an important signal to our employees and shareholders about who is accountable. Further, since Dr. Lederman is the founder of our Company and is an inventor on key patents and patent applications underlying our programs, we believe that Dr. Lederman is best-positioned to set our Board’s agenda and provide leadership.

We have established the position of lead director, which has been held by Mr. Treco since 2020. The lead director has the following responsibilities, as detailed in the Lead Director charter, adopted by the Board (and also performs any other functions the Board may request):

●	Board leadership — provides leadership to the Board in any situation where the chairman’s role may be, or may be perceived to be, in conflict, and also chairs meetings when the chairman is absent;
●	Leadership of independent director meetings — leads independent director meetings, which take place without any management directors or Tonix employees present;

●	Additional meetings — calls additional independent director meetings as needed;
●	Chairman-independent director liaison — regularly meets with the chairman and serves as liaison between the chairman and the independent directors;
●	Shareholder communications — makes himself available for direct communication with our shareholders;
●	Board agenda, schedule & information — works with the chairman regarding meeting agendas, meeting schedules and information sent to directors for Board meetings, including the quality, quantity, appropriateness and timeliness of such information; and
●	Advisors and consultants — recommends to the Board the retention of outside advisors and consultants who report directly to the Board on Board-wide issues.

Board Role in Risk Oversight

Risk is an integral part of the Board and Board committee deliberations throughout the year. While the Board has the ultimate oversight responsibility for the risk management process, various committees of the Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Board is advised by these committees of significant risks and management’s response through periodic updates.

Shareholder Communications with the Board

The Company’s shareholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Tonix Pharmaceuticals Holding Corp., Attention: Secretary, 20 Connell Drive, Suite 3001, Berkeley Heights, NJ 0922. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

Meetings and Committees of the Board

During the fiscal year ended December 31, 2025, the Board held 10 meetings, the Audit Committee held eight meetings, the Compensation Committee held eight meetings and the Nominating and Corporate Governance Committee held five meetings. The Board and Board committees also approved certain actions by unanimous written consent.

Each of the directors attended at least 75% of the aggregate of the total number of meetings of our Board (held during the period for which such directors served on the Board). Each of the directors attended at least 75% of the total number of meetings of all committees of our Board on which the director served (during the periods for which the director served on such committee or committees). Dr. Lederman was the only member of the Board who attended last year’s annual meeting of shareholders. The Company does not have a formal policy requiring members of the Board to attend our annual meetings.

Board Committees

The Board has standing Audit, Compensation, and Nominating and Corporate Governance Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard Bagger	*		**
Margaret Smith Bell	*	**
David Grange		*	*
Adeoye Olukotun		*
Newcomb Stillwell	*		*
Carolyn Taylor		*
James Treco	**		*
*	Member of Committee
**	Chair of Committee

Audit Committee

Our Audit Committee consists of Richard Bagger, Margaret Smith Bell, Newcomb Stillwell and James Treco, Chair of the Committee. Our Board has determined each of the members are “independent” as that term is defined under applicable SEC rules and under the current listing standards of the NASDAQ Stock Market. Mr. Treco is our audit committee financial expert.

Our Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditor, (iii) pre-approving the professional services provided by the independent auditor, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditor, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditor. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2025. Our Board has adopted a written charter for the Audit Committee, a copy of which is posted under the “Investors” tab under “Governance” on our website, which is located at www.tonixpharma.com.

Compensation Committee

Our Compensation Committee consists of Margaret Smith Bell, Chair of the Committee, David Grange, Adeoye Olukotun and Carolyn Taylor. Our Board has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market. Our Board has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee. Our Compensation Committee has engaged Aon plc, an independent executive compensation consultant, to provide advice and recommendations on the structure, amount and form of executive and director compensation and the competitiveness thereof. At the request of the Compensation Committee, the compensation consultant provided, among other things, comparative data from selected peer companies. The compensation consultant reports directly to the Compensation Committee. The Compensation Committee’s decision to hire the compensation consultant was not made or recommended by Company management. The compensation consultant has not performed any work for the Company except with respect to the work that it has done directly for the Compensation Committee.

Our Compensation Committee has responsibility for, among other things, evaluating and making decisions regarding the compensation of our executive officers, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC and periodically evaluating and administering the terms and administration of our incentive plans and benefit programs. In addition, our Compensation Committee reviews and makes recommendations to the Board regarding incentive compensation plans that require shareholder approval, director compensation, and the related executive compensation information for inclusion in the Company’s Annual Report on Form 10-K and proxy statement, and employment and severance agreements relating to the chief executive officer. Our Board has adopted a written charter for the Compensation Committee, a copy of which is posted under the “Investors” tab under “Governance” on our website, which is located at www.tonixpharma.com.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Richard Bagger, Chair of the Committee, David Grange, Newcomb Stillwell and James Treco. The Board has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market.

Our Nominating and Corporate Governance Committee has responsibility for assisting the Board in, among other things, effecting the organization, membership and function of the Board and its committees. The Nominating and Corporate Governance Committee identifies and evaluates the qualifications of all candidates for nomination for election as directors, and seeks director nominees that complement and enhance the effectiveness of the existing Board to ensure that its members have varied and relevant backgrounds, skills, knowledge, perspectives and experiences. In addition, the Nominating and Corporate Governance Committee is responsible for developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics. Our Board has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is posted under the “Investors” tab under “Governance” on our website, which is located at www.tonixpharma.com.

Nomination of Directors

As provided in its charter and our Company’s corporate governance principles, the Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to become directors. The Nominating and Corporate Governance Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Nominating and Corporate Governance Committee members, (2) our other directors, (3) our shareholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;
●	the ability to exercise sound judgment;
●	the ability to make independent analytical inquiries;
●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and
●	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Nominating and Corporate Governance Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

●	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;
●	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;
●	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;
●	the importance of continuity of the existing composition of the Board to provide long term stability and experienced oversight; and
●	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board has determined that shareholders who wish to recommend director candidates for consideration by the Nominating and Corporate Governance Committee must comply with the following:

●	The recommendation must be made in writing to the Corporate Secretary at Tonix Pharmaceuticals Holding Corp.;
●	The recommendation must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person’s ownership of the Company’s common stock;

●	The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and
●	A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered “independent” under the Rules and Regulations of the Nasdaq Stock Market and the SEC, as in effect at that time.

All candidates submitted by shareholders will be evaluated by the Nominating and Corporate Governance Committee according to the criteria discussed above and in the same manner as all other director candidates.

Prohibition Against Certain Transactions

All of our employees and directors are prohibited from hedging or pledging Tonix stock, or engaging in short sales or trading in standardized options under our Statement of Company Policy on Insider Trading and Policy Regarding Special Trading Procedures (the “Insider Trading Policy”).

Insider Trading Policies and Procedures

We have adopted the Insider Trading Policy. These policies and procedures apply to all of our directors, officers and employees. We believe that the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of the Insider Trading Policy is filed as Exhibit 19.01 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees which can be found on our website at https://ir.tonixpharma.com/corporate-governance/governance-documents. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of such provisions applicable to any principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and our directors, on our website identified above or in filings with the SEC.

The Board unanimously recommends a vote “FOR” each of its nominees.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of PwC as the independent registered public accounting firm of the Company for the year ending December 31, 2026, subject to ratification of the appointment by the Company’s shareholders. Prior to March 16, 2026, EisnerAmper LLP (“EisnerAmper”) was the independent registered public accounting firm of the Company. A representative of PwC is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2025

The Audit Committee met and held discussions with management and the former independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the former independent auditors. The Audit Committee also discussed with the former independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the former independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s former independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the former independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.

Fees Paid to Auditors

Audit Fees

The aggregate fees billed by our former independent registered public accounting firm, for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2025 and 2024, including review of our interim financial statements as well as registration statement filings with the SEC and comfort letters issued to underwriters were $537,075 and $648,375, respectively.

Audit-Related Fees

We did not incur fees to our current or former independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2025 and 2024.

Tax and Other Fees

We did not incur fees to our current or former independent registered public accounting firm for tax or other services during the fiscal years ended December 31, 2025 and 2024.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Change in Auditor

EisnerAmper has served as the Company’s independent registered public accounting firm since 2010 and served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025 and audited the Company’s financial statements for such year.

As previously disclosed by the Company in its Current Report on Form 8-K filed on March 18, 2026, on March 16, 2026, we dismissed EisnerAmper as our independent registered public accounting firm. We notified EisnerAmper of its dismissal on March 16, 2026 (the “Notice Date”). The decision to dismiss EisnerAmper was approved by our Audit Committee. The dismissal was not related to any disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

EisnerAmper’s audit report on our consolidated financial statements for the fiscal years ended December 31, 2025, and December 31, 2024 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, other than that the report for these periods contained an explanatory paragraph concerning our continuing losses and negative cash flows from operating activities that raised substantial doubt about its ability to continue as a going concern.

During our two most recent fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period from January 1, 2026 through the Notice Date: (i) there were no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of EisnerAmper, would have caused EisnerAmper to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the SEC other than, as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, we identified material weaknesses in internal control over financial reporting related to (i) the accounting for non-routine and complex transactions, including the formalization and documentation of controls and management review procedures, (ii) the assessment of the realizability of inventory based upon the projections utilized and (iii) the assessment of an amendment to warrants that were reclassified into equity in the same period that did not include a quantitative evaluation of the potential materiality of revaluation adjustments. Such material weaknesses, which were remediated by the year ended December 31, 2024, did not result in any restatement of our financial statements and did not give rise to any disagreement between us and EisnerAmper.

On March 16, 2026 (the “Engagement Date”), we appointed PwC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2026, and related interim periods. The selection of PwC was approved by our Audit Committee.

During the two most recent years ended December 31, 2025 and December 31, 2024 and the subsequent interim period from January 1, 2026 through the Engagement Date, neither we nor anyone on our behalf consulted with PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

Required Vote

Approval of this Proposal No. 2 requires the receipt of the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy at the Annual Meeting. Abstentions and broker non-votes, if any, will not be considered votes cast and as such will have no impact on the outcome of this Proposal No. 2.

The Board unanimously recommends a vote “FOR” the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Tonix Pharmaceuticals Holding Corp. has furnished the following report on its activities during the fiscal year ended December 31, 2025. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Tonix Pharmaceuticals Holding Corp. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2025, the members of the Audit Committee were Messrs. Treco (Committee Chair), Bagger, Stillwell and Ms. Bell, each of whom is an independent director as defined by the applicable NASDAQ and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors EisnerAmper LLP for the fiscal year ended December 31, 2025. The Audit Committee reviewed and discussed with the former independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the former independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with the Company’s management and the former independent auditors. The Audit Committee has also discussed with the former independent auditors the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB 1301”).

The Audit Committee monitored the independence and performance of the former independent auditors. The Audit Committee discussed with the former independent auditors the matters required to be discussed by PCAOB 1301. The Company’s former independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the former independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the former independent auditor the former independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

James Treco, Committee Chair
Richard Bagger
Margaret Smith Bell
Newcomb Stillwell

PROPOSAL NO. 3: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

General

On February 24, 2026, the Board unanimously adopted resolutions approving, declaring advisable and recommending to our shareholders for their approval the effectuation of one or more reverse stock splits pursuant to Nevada Revised Statutes 78.2055 (each, a “Reverse Stock Split”, and collectively, the “Reverse Stock Splits”), with an aggregate ratio in the range of not less than one-for-two (1:2) and not greater than one-for-two-hundred-fifty (1:250), with the exact number of Reverse Stock Splits and the timing and exact ratio of each such Reverse Stock Split (each such ratio, the “Reverse Split Ratio”) to be determined by our Board, and each such Reverse Stock Split to be effective at such date and time within the two-year period after the date on which shareholder approval of the Reverse Stock Split Proposal is obtained, each such effective date and time (the “Split Effective Time”) to be determined by the Board; provided that in no event shall the Reverse Stock Splits, taken together, have an aggregate Reverse Split Ratio of more than one-for-two-hundred-fifty (1:250) (for purposes of example only and not by way of limitation, three Reverse Stock Splits having Reverse Split Ratios of one-for-one-hundred (1:100), one-for-one-hundred (1:100) and one-for-fifty (1:50), respectively, would be authorized pursuant to this resolution, but three Reverse Stock Splits each having a Reverse Split Ratio of one-for-one-hundred (1:100) would not be so authorized). Each Reverse Stock Split will also affect then outstanding options and warrants.

Approval of this proposal will grant our Board the authority, without further action by our shareholders, to carry out one or more Reverse Stock Splits any time within two years after shareholder approval is obtained, with the number of Reverse Stock Splits during such two-year period, and the exact Reverse Split Ratio and timing of each such Reverse Stock Split to be determined in the discretion of our Board (within the range indicated above) and set forth in a public announcement. Even if our shareholders approve this proposal, our Board may determine in its discretion not to effectuate any Reverse Stock Split during such two-year period (or to abandon any proposed Reverse Stock Split before it becomes effective). In addition, our Board may determine to effect one of more Reverse Stock Splits even if the trading price of our common stock is at or above the Minimum Bid Price Requirement (as defined below) or the Low Price Requirement (as defined below).

Background

Our common stock is currently listed on the Nasdaq Global Select Market under the symbol “TNXP”. Prior to March 10, 2026, our common stock was listed on the Nasdaq Capital Market. The continued listing requirements of the Nasdaq Global Select Market and Nasdaq Capital Market provide, among other things, that our common stock must maintain a closing bid price in excess of $1.00 per share (the “Minimum Bid Price Requirement”). While we are currently in compliance, we have in the past, and may in the future, receive notice from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that we were not in compliance with the Minimum Bid Price Requirement for continued listing on Nasdaq, as set forth in Listing Rules 5540(a)(1) and 5550(a)(2). In the event we are not in compliance with Listing Rule 5810(c)(3)(A), we may be provided a period of 180 calendar days to regain compliance with the Minimum Bid Price Requirement.

If we were again to not be in compliance with the Minimum Bid Price Requirement, in order to regain compliance, the closing bid price of our common stock must meet or exceed the Minimum Bid Price for a minimum of ten consecutive trading days during this 180-day period. To qualify, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Global Select Market, except for the Minimum Bid Price Requirement. In addition, we would be required to notify Nasdaq of our intent to cure the Minimum Bid Price Requirement deficiency. If we did not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our common stock will be subject to delisting. We would then be entitled to appeal Nasdaq’s determination, but there can be no assurance that Nasdaq would grant our request for continued listing.

Moreover, if the closing bid price of our common stock is $0.10 or less for ten consecutive trading days (the “Low Price Requirement”), Nasdaq will provide notice that our common stock will be subject to delisting as set forth in Listing Rule 5810(c)(3)(A)(iii). We would then be entitled to appeal Nasdaq’s determination, but there can be no assurance that Nasdaq would grant our request for continued listing.

Our Board has determined that the continued listing of our common stock on the Nasdaq Global Select Market is beneficial for our shareholders. The delisting of our common stock from the Nasdaq Global Select Market would likely have very serious consequences for us and our shareholders. If our common stock is delisted from the Nasdaq Global Select Market, our Board believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.

Approval of this proposal will grant our Board the authority, without further action by our shareholders, to carry out one or more Reverse Stock Splits at any time within two years after shareholder approval is obtained, with the exact exchange ratio (within the range indicated above) and timing of each such Reverse Stock Split to be determined at the discretion of our Board.

Even if our shareholders approve this proposal, our Board may determine in its discretion not to effect any Reverse Stock Splits.

Effective Time

If this proposal is approved and our Board determines to effect one or more Reverse Stock Splits, the exact timing of each Reverse Stock Split will be determined in the discretion of our Board and set forth in a public announcement. No amendment to our articles of incorporation, or any other filing with the Nevada Secretary of State, is required in order to effectuate any Reverse Stock Split that may be effected by our Board if this proposal is approved by our shareholders.

If this proposal is approved, no further action on the part of shareholders would be required to either effect or abandon a Reverse Stock Split. If our Board does not implement one or more Reverse Stock Splits within two years after shareholder approval is obtained, the authority granted in this proposal to implement any Reverse Stock Split will terminate. Our Board reserves its right to elect not to proceed with or abandon any Reverse Stock Split if it determines, in its sole discretion, that to do so would not be in the interests of the Company.

Reasons for a Reverse Stock Split

The principal purpose of a Reverse Stock Split is to decrease the total number of shares of our common stock outstanding and proportionately increase the market price of our common stock in the event that the market price of our common stock does not stay above the Minimum Bid Price Requirement (or above the Low Price Requirement, in the event the closing bid price of common stock falls below the Low Price threshold) in order to meet the continuing listing requirements of the Nasdaq Global Select Market. Accordingly, our Board approved the Reverse Stock Split Proposal in order to help ensure that the share price of our common stock meets the continued listing requirements of the Nasdaq Global Select Market. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the interests of the Company and is likely to improve the likelihood that we will be allowed to maintain our continued listing on the Nasdaq Global Select Market. However, our Board may determine to effect one or more Reverse Stock Splits even if the trading price of our common stock is at or above the Minimum Bid Price Requirement (or above the Low Price Requirement, in the event the closing bid price of common stock falls below the Low Price Requirement).

Board Discretion to Implement a Reverse Stock Split

Our Board believes that shareholder approval of a range of Reverse Stock Split ratios (rather than a single exchange ratio) and one or more Reverse Stock Splits is in the interests of our shareholders because it provides our Board with the flexibility to achieve the desired results of one or more Reverse Stock Splits and because it is not possible to predict market conditions at the time any Reverse Stock Split would be implemented. If shareholders approve this proposal, our Board would carry out a Reverse Stock Split only upon our Board’s determination that a Reverse Stock Split would be in the interests of the Company at that time. Our Board would then set the ratio for the Reverse Stock Split within the range approved by shareholders and in an amount it determines is advisable and in the interests of the Company considering relevant market conditions at the time a Reverse Stock Split is to be implemented. In determining the Reverse Split Ratio, following receipt of shareholder approval, our Board may consider numerous factors including:

●	the historical and projected performance of our common stock;
●	general economic and other related conditions prevailing in our industry and in the marketplace;
●	the projected impact of a Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain continued listing on the Nasdaq Global Select Market;

●	our capitalization (including the number of shares of our common stock issued and outstanding);
●	the then-prevailing trading price for our common stock and the volume level thereof; and
●	the potential devaluation of our market capitalization as a result of a Reverse Stock Split.

Our Board intends to select a Reverse Split Ratio (within the range indicated above) that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split.

Certain Risks Associated with a Reverse Stock Split

Before voting on this proposal, shareholders should consider the following risks associated with effecting the Reverse Stock Split:

●

As noted above, the principal purpose of a Reverse Stock Split is to increase the market price of our common stock in the event that the market price of our common stock does not stay above the Minimum Bid Price Requirement (or above the Low Price Requirement, in the event the closing bid price of common stock falls below the Low Price Requirement threshold) in order to meet the continuing listing requirements of the Nasdaq Global Select Market. However, any Reverse Stock Split(s), if effected, may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding, or at all. If a Reverse Stock Split does result in an increase in the market price of our common stock, the increase may not be long-term or permanent. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. We cannot predict the effect that any Reverse Stock Split may have upon the market price of our common stock with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The total market capitalization of our common stock after a Reverse Stock Split may be lower than the total market capitalization before such Reverse Stock Split and, in the future, the market price of our common stock following such Reverse Stock Split may not exceed or remain higher than the market price prior to such Reverse Stock Split.

●

In January 2025, the SEC approved amendments, which are now effective, to the Nasdaq listing rules that significantly affect companies seeking to use reverse stock splits to regain or maintain compliance with the Minimum Bid Price Requirement. The changes to the Nasdaq rules alter, among others, the frequency of reverse stock splits to prevent companies from repeatedly using them as part of their minimum bid price compliance strategy. Under the amended Nasdaq Listing Rule 5810(c)(3)(A)(iv), if a company’s security fails to meet the continued listing requirement for minimum bid price and the company has effected a reverse stock split over the prior one-year period or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one, then the company shall not be eligible for any compliance period to address the bid price deficiency. Instead, Nasdaq will move forward with delisting proceedings.

As a result, (i) since we effected a reverse stock split of our common stock at a ratio of one-for-one hundred (1:100) on February 5, 2025, if the Reverse Stock Split is implemented at any ratio within the Reverse Split Ratios and we subsequently fail to satisfy the Minimum Bid Price Requirement prior to February 5, 2027, or (ii) if the Reverse Stock Split is implemented at any ratio within the Reverse Split Ratios and we subsequently fail to satisfy the Minimum Bid Price Requirement within the one-year period following implementation, then, in either case, Nasdaq will begin the process of delisting our common stock without providing any compliance period

●	Even if our shareholders approve the Reverse Stock Split Proposal and one or more Reverse Stock Splits are effected, there can be no assurance that we will continue to meet the continued listing requirements of the Nasdaq Global Select Market.
●	Any Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.
●	Although our Board believes that the decrease in the number of shares of common stock outstanding as a consequence of a Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after such Reverse Stock Split.

Principal Effects of a Reverse Stock Split

If a Reverse Stock Split(s) is approved and effected with respect to our issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of a Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of a Reverse Stock Split. A Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), a Reverse Stock Split would affect all shareholders uniformly and would not change any shareholder’s percentage ownership interest in us. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by a Reverse Stock Split. Shares of common stock issued pursuant to a Reverse Stock Split will remain fully paid and nonassessable.

A Reverse Stock Split will not affect the number of authorized shares of common stock. Although a Reverse Stock Split will not, by itself, have any immediate dilutive effect on shareholders, the proportion of shares owned by shareholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times and for such purposes as our Board may deem advisable without further action by shareholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of common stock are issued in the future, such shares could be dilutive to our existing shareholders by decreasing such shareholders’ percentage of equity ownership in us.

Assuming this proposal is approved by the shareholders and implemented by the Board:

	Current(1)	1:10	1:50	1:100	1:150	1:250
Common Stock Authorized	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Common Stock Issued and Outstanding	14,205,401	1,420,540	284,108	142,054	94,703	56,822
Number of Shares of Common Stock Reserved for Issuance(2)	5,193,153	519,315	103,864	51,932	34,622	20,773
Number of Shares of Common Stock Authorized but Unissued and Unreserved	980,601,446	998,060,145	999,612,028	999,806,014	999,870,675	999,922,405
Price per share, based on the closing price of our Common Stock on March 27, 2026(3)	$12.88	$128.80	$644.00	$1,288.00	$1,932.00	$3,220.00

(1)	Data provided is as of March 27, 2026.

(2)	Includes, on a pre-split basis, (i) 2,131,964 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $5,538.58 per share, under our Prior Plans, as defined below, (ii) 425,649 shares of common stock available for future issuance under our Prior Plans, as defined below, (iii) 641,264 shares of common stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $58.26 per share, and (iv) 1,994,117 shares reserved for issuance under the 2025 Employee Stock Purchase Plan (the “ESPP”) and 159 shares reserved for issuance under the 2023 Employee Stock Purchase Plan. Does not include shares that may be issued under the Sales Agreement with A.G.P./Alliance Global Partners, dated June 11, 2025, or a Purchase Agreement with Lincoln Park Capital Fund, LLC, dated June 11, 2025.

(3)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the common stock on March 27, 2026.

A Reverse Stock Split will have no effect on the number of authorized shares of preferred stock or the par value of the preferred stock.

Effect on Equity Incentive Plans, Outstanding Options and Warrants

If the Reverse Stock Split Proposal is approved and one or more Reverse Stock Splits are effected, the total number of shares of common stock reserved for issuance under our equity incentive plans would be reduced for each Reverse Stock Split in proportion to the ratio selected by our Board. The total number of shares of common stock reserved for issuance pursuant to outstanding but unexercised warrants would be reduced for each Reverse Stock Split in proportion to each Reverse Stock Split ratio.

Under the terms of our outstanding equity awards, options and warrants, each Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or vesting of such awards, options and warrants in the same ratio of such Reverse Stock Split and, correspondingly, would proportionately increase the exercise or purchase price, if any, of all such awards, options and warrants. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards, options and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the equity incentive plans or warrants, which may include rounding the number of shares of common stock issuable down to the nearest whole share.

Potential Anti-Takeover Effect

An additional effect of a Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to take over or otherwise acquire control of us (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of our Board or contemplating a tender offer or other change in control transaction).

Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us, and the Reverse Stock Split Proposal is not part of any plan by our Board to recommend or implement any anti-takeover measure.

Accounting Matters

A Reverse Stock Split will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as a Reverse Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Mechanics of a Reverse Stock Split

Effect on Registered “Book-Entry” Holders of our Common Stock

Holders of common stock hold some or all of their common stock electronically in book-entry or “street name” form under the direct registration system for securities. These shareholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

We will not issue fractional shares in connection with a Reverse Stock Split, if implemented. Instead, shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

No Dissenter’s or Appraisal Rights

Our shareholders are not entitled to any dissenter’s or appraisal rights with respect to any Reverse Stock Split, and we will not independently provide shareholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares of common stock following the implementation of one or more Reverse Stock Splits, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act and the implementation of the proposed Reverse Stock Split(s) will not cause the Company to go private.

Certain U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;
●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of a Reverse Stock Split. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, certain former U.S. citizens and lawful permanent residents of the United States, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities (including S-corporations), traders in securities that elect to mark-to-market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment), (iv) persons liable for the alternative minimum tax, (v) persons that directly, indirectly or constructively, own 5% or more of the total combined voting power of our stock or of the total value of our equity interests or (vi) persons that will hold shares of common stock in connection with a permanent establishment or fixed base outside the United States. This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address U.S. federal tax considerations other than income tax considerations (such as Medicare contribution tax on net investment income, the alternative minimum tax, or estate or gift taxes) or tax considerations arising under any U.S. state or local or non-U.S. laws. In addition, this summary does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular tax consequences of the Reverse Stock Split to them.

General Tax Treatment of a Reverse Stock Split

Each Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming a Reverse Stock Split qualifies as a reorganization and other than with respect to a U.S. holder that receives a full share in lieu of a fractional share, as described below, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Split Ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in a Reverse Stock Split will be the same as such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to a Reverse Stock Split. The holding period for the ordinary shares received in a Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in a Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to a Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with a Reverse Stock Split. Instead, shareholders who would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may recognize income as a deemed distribution or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such shareholder was otherwise entitled. We are not making any representations as to whether the receipt of one whole share in lieu of a fractional share will result in income as a deemed distribution or gain to any shareholder. U.S. holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Required Vote

In accordance with NRS 78.2055 and our bylaws, approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy and voting at the Annual Meeting. Abstentions and broker non-votes, if any, will not be considered votes cast and as such will have no impact on the outcome of this proposal.

The Board unanimously recommends a vote “FOR” the approval of the Reverse Stock Split Proposal.

PROPOSAL NO. 4:

APPROVAL OF THE TONIX PHARMACEUTICALS HOLDING CORP.

2026 STOCK INCENTIVE PLAN

Overview

On February 24, 2026, the Board adopted, upon the recommendation of the Compensation Committee, the Tonix Pharmaceuticals Holding Corp. 2026 Stock Incentive Plan (the “Plan”), subject to and effective upon shareholder approval at the annual meeting. We are asking our shareholders to approve the Plan in order to permit the Company to use the Plan to achieve the Company's performance, recruiting, retention and incentive goals.

The Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units, cash awards and dividend equivalents to allow the Company to adapt its incentive compensation program to meet the needs of the Company in the changing business environment in which the Company operates.

We strongly believe that the approval of the Plan is essential to our continued success. As a commercial biopharmaceutical company with limited cash focused on funding our commercialization efforts and development programs, we believe that equity, in particular stock option awards, is an important and significant component of our employees’ compensation. The Board and management further believe that equity awards motivate high levels of performance, align the interests of our employees and shareholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company.

As of March 27, 2026, 425,649 shares of the Company’s common stock (“Stock”) were available for grant under our only active, outstanding equity compensation plan, our Amended and Restated 2020 Stock Incentive Plan, as subsequently amended (the “2020 Plan”). No shares of Stock are available for grant under any of our prior equity incentive plans (together with the 2020 Plan, the “Prior Plans”). If our shareholders do not approve this proposal, we may be unable to use equity compensation to the extent needed to make our compensation packages competitive and to motivate our employees and we could be required to increase cash compensation to attract, retain and motivate our employees, which may compromise funding of our development programs. The Board and management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees, directors and consultants who help the Company meet its goals. The Board and management believe that the ability to grant equity awards will be important to the future success of the Company and is in the best interests of the Company’s shareholders.

Our gross average share usage rate, sometimes referred to as burn rate, over the four years ended December 31, 2025 (calculated as equity-based awards granted under our equity compensation plan for the relevant year, divided by weighted average basic common shares outstanding for that year) is approximately 14.25%. We expect that the proposed share reserve under the Plan will be sufficient for awards for one year. Expectations regarding future share usage could be impacted by a number of factors such as: hiring and promotion activity at the executive level; the rate at which shares of Stock are returned to the Plan reserve upon awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

If approved, the proposed Plan would reserve for issuance 1,000,000 shares of Stock, with the potential for future annual increases. The potential dilution resulting from issuing all of the proposed 1,000,000 shares of Stock under the Plan, when combined with shares of Stock subject to outstanding awards under the Prior Plans as of March 27, 2026, and assuming basic common shares outstanding as of the Record Date, would be 4.9% on a fully-diluted basis.

If approved, the Plan will serve as the successor to our 2020 Plan. Assuming shareholders approve the Plan, the Plan will be effective as the date of the Annual Meeting and the Prior Plans will terminate on that date (except with respect to awards previously granted under any Prior Plan that remain outstanding) and no further awards will be granted under the 2020 Plan. If the Plan is not approved, we will continue to make grants under the 2020 Plan until all shares of Stock available thereunder have been issued or the 2020 Plan expires.

We are seeking shareholder approval of the Plan in order to satisfy certain legal requirements, including requirements of The NASDAQ Stock Market. In addition, the Board regards shareholder approval of the Plan as desirable and consistent with good corporate governance practices. On March 27, 2026, the closing sale price per share of Stock as reported on the NASDAQ was $12.88.

Best Practices

We have designed the Plan to include a number of provisions that we believe promote best practices by reinforcing the alignment between equity compensation arrangements for directors, employees and consultants and shareholders’ interests. These provisions include, but are not limited to, the following:

Plan Provision		Description of Best Practice
●	No Liberal Share Recycling	●	Shares of Stock will not be recycled for issuance as awards under the Plan in the following circumstances: shares of Stock delivered as a result of the net settlement of an outstanding stock appreciation rights (“SARs”) or stock option; shares of Stock used to pay the exercise price or withholding taxes related to an outstanding award; or shares of Stock repurchased on the open market with the proceeds of a stock option exercise price.
●	No Repricing without Shareholder Approval	●	Except in case of certain corporate events, the Company cannot reduce the exercise price of stock options and SARs or buyout for cash underwater options and SARs without the approval of its shareholders.
●	No “liberal” Change of Control Definition; No Automatic Single Trigger Acceleration	●	The definition of change of control in the Plan is not “liberal” and, for example, would not occur merely upon shareholder approval of a transaction. A change of control must actually occur in order for the Change of Control provisions in the Plan to be triggered. In addition, the Plan does not provide for automatic “single-trigger” acceleration on a change of control transaction.
●	Minimum Vesting Requirement Applicable to All Equity Awards	●	All equity awards will generally vest no earlier than one year from the date of grant (except with respect to a maximum of 5% of the shares of Stock under the Plan).
●	Restrictions on Dividends and Dividend Equivalents	●	The Plan prohibits participants from receiving dividends or dividend equivalents before the underlying award vests and does not permit dividends or dividend equivalents to be paid on stock options or SARs.
●	Limits on Individual Director Awards per Year	●	$350,000 in total value, either in cash, shares of Stock or a combination of cash and shares of Stock, provided, however, that in extraordinary circumstances, that limit can be increased to $500,000.
●	Clawback Provision	●	Includes language subjecting awards to recovery pursuant to any law, government regulation, stock exchange listing requirement including the SEC clawback rules or Company policy.

Burn Rate Table

The following table sets forth information relating to stock options and full value awards granted through December 31, 2025, and in 2024:

Fiscal Year	Stock Options Granted	Full Value Awards Granted	Weighted-Average Common Shares Outstanding	Share Usage
2025	1,212,441	0	8,511,318	14.25%
2024	3,461	0	736,339	0.5%
2-year Average				7.38%

Overhang Information

The following table sets forth certain information as of March 27, 2026, unless otherwise noted, with respect to the Company’s existing equity compensation plans.

As of March 27, 2026
Number of shares of Stock no longer available for grant under the 2020 Plan if shareholders approve the Plan	425,649
Proposed number of shares of Stock under the Plan	1,000,000
Stock options outstanding	2,131,964
Weighted-average exercise price of outstanding stock options	$5,538.58
Weighted-average remaining term of outstanding stock options	9.25
Total full value awards outstanding	0
Number of warrants outstanding*	641,264
Common stock issuable upon conversion of preferred stock outstanding	0
Basic common shares outstanding	14,205,401

*No outstanding warrants are compensatory.

Summary of the Plan

The following is a description of the principal terms of the Plan. The summary is qualified in its entirety by the full text of the Plan, which is attached as Annex A to this Proxy Statement.

General. The Plan would authorize the grant to eligible individuals of (1) stock options (incentive and non-qualified), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, (5) other stock-based awards, and (6) cash-based awards. No consideration will be paid to the Company in exchange for granting awards under the Plan, other than the participant rendering services to the Company.

Purpose. The purpose of the Plan is to promote the interests of the Company and its shareholders by providing executive officers, employees, non-employee directors, and key advisors of the Company and its defined subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Stock Subject to the Plan. Subject to adjustments for certain corporate events, the maximum number of shares of Stock that may be issued under the Plan is initially 1,000,000 shares of Stock. The share reserve will be increased to the extent that awards granted under the Plan are forfeited, expire, are cancelled, or are settled for cash (except as otherwise provided in the Plan).

Substitute awards (awards made or shares of Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) and shares of Stock issued as inducement awards will not reduce the shares of Stock authorized for grant under the Plan, nor will shares of Stock subject to a substitute award be added to the shares of Stock available for issuance or transfer under the Plan.

In addition, the Plan contains an “evergreen provision” providing for an annual increase in the number of shares of Stock available for issuance under the Plan on January 1 of each year for a period of ten years, commencing on January 1, 2027, and ending on (and including) January 1, 2036, in an amount equal to the greater of (a) the difference between (x) twenty percent (20%) of the total number of shares of Stock outstanding on December 31st of the preceding calendar year, calculated on a fully-diluted basis, and (y) the total number of shares of Stock reserved under the Plan on December 31st of such preceding calendar year (including shares of Stock subject to outstanding awards or available for future awards) and (b) five percent (5%) of the total number of shares of Stock outstanding as of December 31st of the preceding calendar year, calculated on a fully diluted basis. For these purposes, “fully diluted basis” means the total number of shares of Stock outstanding as of the applicable date, together with all shares of Stock issuable upon the exercise of outstanding warrants as of the applicable date, but excluding any shares of Stock issuable (but not yet issued as of the applicable date) pursuant to outstanding stock options, restricted stock units, or other equity awards or rights (other than warrants) in which the shares of Stock covered by the award are not issued and outstanding as of the applicable date. However, the Board may act prior to the first day of any calendar year to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. The maximum number of shares of Stock that may be granted in the form of incentive stock options under the Plan is initially 1,000,000. The number of shares of Stock that may be granted in the form of incentive stock options under the Plan shall automatically increase on January 1 of each year in an amount equal to the annual increase under the “evergreen provision,” but in no event shall the number of shares of Stock that may be issued as incentive stock options during the term of the Plan exceed 10,000,000.

No Liberal Share Recycling. Notwithstanding anything to the contrary, any and all shares of Stock that are (i) withheld or tendered in payment of an option exercise price; (ii) withheld by the Company or tendered by the participant to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in shares of Stock, without regard to the number of shares of Stock that are actually issued to the participant upon exercise; or (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, shall not be added to the maximum number of shares of Stock that may be issued under the Plan.

Limits on Director Awards. The maximum number of shares of Stock subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $350,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); provided, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as the aggregate limit per non-employee director does not exceed $500,000 in total value during a fiscal year.

Eligibility. Employees of, and consultants to, our Company or its subsidiaries and members of our Board are eligible to receive equity awards under the Plan. Only our employees, and employees of our subsidiary corporations, if any, are eligible to receive incentive stock options. Employees, directors (including non-employee directors) and consultants of or for our Company and its subsidiaries are eligible to receive non-qualified stock options, restricted stock, restricted stock units and any other form of award the Plan authorizes. As of March 27, 2026, approximately 144 employees, approximately 47 consultants and eight non-employee directors of the Company and its subsidiaries were eligible to receive awards under the 2020 Plan and would be eligible to receive awards under the Plan. During the fiscal year ending December 31, 2025, 111 employees, eight current and former non-executive directors and one consultant received awards under our 2020 Plan. As of March 18, 2026, 136 employees, no current and former non-executive directors and no consultants received awards under our 2020 Plan.

Administration. Unless otherwise determined by the Board, the Compensation Committee administers the Plan. The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “independent directors” within the meaning of NASDAQ listing standards. The Compensation Committee has the power, in its discretion, to grant awards under the Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the Plan and to otherwise administer the Plan. Except as prohibited by applicable law or stock exchange rules, the Compensation Committee may delegate all or any of its responsibilities and powers under the Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the Plan.

The Plan provides that members of the Compensation Committee shall be indemnified and held harmless by the Company from any loss, cost, liability or expense resulting from claims, actions, suits, or proceedings arising from actions related to the Plan.

Term. If approved, the Plan is effective May 7, 2026, and awards may be granted through May 7, 2036. No awards may be granted under the Plan subsequent to that date. The Board may suspend or terminate the Plan without shareholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the Plan, the Compensation Committee as administrator has the sole discretion to interpret the provisions of the Plan and outstanding awards. Our Board generally may amend or terminate the Plan at any time and for any reason, except that approval of our shareholders is required for any amendment which:

●	Increases the number of shares of Stock subject to the Plan (other than in the context of certain adjustments provided for under the Plan);

●	Changes the Plan requirements regarding exercise price of options or the grant price of SARs;

●	Reprices or cancels and re-grants existing options or , if applicable, other awards;

●	Changes the class of persons eligible to receive ISOs under the Plan; or

●	Any other amendment to the Plan that would require approval of shareholders under applicable law, regulation or rule or stock exchange listing requirement.

Repricing Prohibition. Other than in connection with certain corporate events, the Compensation Committee shall not, without the approval of the Company’s shareholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel a stock option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to a stock option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the shares of Stock are then listed.

Minimum Vesting Requirement. Notwithstanding any other provision of the Plan to the contrary and subject to the immediately following proviso, equity-based awards granted under the Plan shall vest no earlier than the first anniversary of the date the award is granted (excluding, for this purpose, any (i) substitute awards, (ii) shares of Stock delivered in lieu of fully vested cash awards and (iii) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of shareholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, that the Compensation Committee may grant equity-based awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available shares of Stock authorized for issuance under the Plan. For the avoidance of doubt, this minimum vesting requirement shall not be construed to limit the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change of control.

Restrictions on Dividends and Dividend Equivalents. If dividends are declared during the period that all or part of an equity award is outstanding and unvested, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such unvested award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable award and shall only be paid at the time or times such vesting requirement(s) are satisfied. No dividends or dividend equivalents may be paid with respect to options or SARs prior to their exercise or settlement, as applicable.

Adjustments upon Changes in Capitalization. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, spinoff, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divestiture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (a) the maximum number of shares of Stock that may be issued under the Plan, (b) the number of shares of Stock issuable upon outstanding awards, (c) the maximum number of shares of Stock that may be issued under the Plan in the form of incentive stock options, and (d) the exercise price and any performance conditions applicable to outstanding awards. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to shareholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of participants, the Compensation Committee shall make appropriate equitable adjustments to the number or kind of shares of Stock subject to an outstanding award, the exercise price applicable to an outstanding award, and/or performance goals. Any adjustments the Plan shall be consistent with Section 409A and Section 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3, to the extent applicable.

Change of Control. The Compensation Committee may, at the time an award is made or at any time prior to, coincident with or after the time of a Change of Control (as defined in the Plan):

●	provide for the adjustment of any performance goals as the Compensation Committee deems necessary or appropriate to reflect the Change of Control;

●	provide for the cancellation of any awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the awards with new rights of substantially equivalent value, as determined by the Compensation Committee. For an award to be validly assumed by a successor for this purpose, it must (x) provide such participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such award, including, but not limited to, an identical or better exercise or vesting schedules; (y) have substantially equivalent value to such award (determined at the time of the Change of Control); and (z) be based on stock that is traded on an established U.S. securities market or an established securities market outside the United States upon which the participant could readily trade the stock without administrative burdens or complexities;

●	provide that upon an involuntary termination of a participant’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an award shall be waived; or

●

provide that awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares of Stock covered by a restricted stock award if it had been vested and or by an option or SAR if it had been exercised at the time of the Change of Control, provided however that awards outstanding as of the date of the Change of Control may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such award, as applicable.

Generally, under the Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation involving the Company, pursuant to which our shareholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) the Company is dissolved or liquidated.

Types of Awards

Stock Options. Incentive stock options and non-qualified stock options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the Plan; provided, that the exercise price of an option cannot be less than 100% of the fair market value of a share of Stock on the date of grant. Options granted under the Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the Plan, up to a maximum of 10 years, except in the case of certain incentive stock options, as described below. The Compensation Committee will also determine the length of period during which an optionholder may exercise their options if an optionholder’s relationship with us, or any of our subsidiaries, ceases for any reason; for incentive stock options, this period is limited by applicable law. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of shares of Stock issued upon the exercise of a stock option will be determined by the Compensation Committee.

Incentive or Non-Qualified Stock Options. Incentive stock options may be granted only to our employees, and the employees of our parent or subsidiary corporations, if any. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of Stock with respect to incentive stock options that are exercisable for the first time by an optionholder during any calendar year may not exceed $100,000. To the extent required by applicable law, no incentive stock option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. A SAR is the right to receive stock, cash, or a combination of the foregoing equal in value to the difference between the grant price of the SAR and the market price of a share of Stock on the exercise date. SARs may be granted independently or in tandem with a stock option at the time of grant of the related option. An SAR granted in tandem with a stock option shall be exercisable only to the extent the underlying stock option is exercisable. An SAR confers on the participant a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with a stock option shall be equal to the exercise price of the underlying option, and which in the case of any other SAR shall be such price as the Compensation Committee may determine but in no event shall be less than the fair market value of a share of Stock on the date of grant of such SAR).

Restricted Stock and Restricted Stock Units. Restricted stock is Stock that the Company grants subject to transfer restrictions and a risk of forfeiture. A restricted stock unit is a right to receive stock or cash equal to the value of a share of Stock at the end of a specified period that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the Plan.

At the time of grant, the Compensation Committee may place restrictions on restricted stock and restricted stock units that shall lapse, in whole or in part, upon the passage of time and/or attainment of performance goals. Except to the extent restricted under the award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder including the right to vote restricted stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a restricted stock unit, there shall be delivered to the participant, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of Stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards. The Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, common stock. Subject to the limitations contained in the Plan, this includes, without limitation, (i) unrestricted Stock awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan and (ii) a right to acquire Stock from the Company containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of Other Stock-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the passage of time and/or attainment of performance goals. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Cash-Based Awards. The Compensation Committee may grant Cash-Based Awards under the Plan that specify the amount of cash to which the award pertains, the conditions under which the award will be vested and exercisable or payable, and such other conditions as the Compensation Committee may determine that are consistent with the terms of the Plan. At the time of the grant of Cash-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, only upon the attainment of performance goals, similar to those for Other Stock-Based Awards.

Interests of Directors and Officers

Our directors may grant awards under the Plan to themselves, as well as our officers, in addition to granting awards to our other employees.

New Plan Benefits under the Plan

Because future awards under the Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or Tonix at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant, and is deductible by Tonix, subject to any applicable limitations under Section 162(m) of the Code. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which Tonix will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. Tonix will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Section 162(m) of the Code, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualified stock option.

Section 162(m) of the Code generally limits the deductibility of compensation in excess of $1,000,000 paid to certain executive officers of publicly held corporations. Covered employees include the chief executive officer, chief financial officer, and the three next most highly compensated executive officers, and once an individual becomes a covered employee, they remain a covered employee in all future years, including after termination of employment or death. The Tax Cuts and Jobs Act of 2017 eliminated the performance-based compensation exception previously available under Section 162(m), effective for taxable years beginning after December 31, 2017, except for compensation paid pursuant to certain written binding contracts in effect on November 2, 2017 that are not materially modified thereafter. Beginning in 2027, Section 162(m) will apply to the five next most highly compensated employees in addition to the covered employees described above.

Stock Appreciation Rights. A participant granted a stock appreciation right under the Plan will not recognize income, and Tonix will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of Stock or other consideration received will be ordinary income to the participant and Tonix will be allowed a corresponding federal income tax deduction at that time subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. Tonix is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Section 162(m) of the Code.

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. Tonix is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and Tonix will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of Stock (or the equivalent value in cash or any combination of cash and Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and Tonix will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Performance Awards. A participant will not recognize income, and Tonix will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and Tonix will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. Tonix has the right to deduct or withhold, or require a participant to remit to Tonix, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares of Stock having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Required Vote and Board Recommendation

Approval of the Plan requires the receipt of the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Annual Meeting or by proxy at the Annual Meeting. Abstentions and broker non-votes, if any, will not be considered votes cast and as such will have no impact on the outcome of the Plan.

The Board unanimously recommends a vote “FOR” the approval of the

Tonix Pharmaceuticals Holding Corp. 2026 Stock Incentive Plan

INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

NAME	AGE	OFFICES HELD
Seth Lederman	68	President, CEO and Chairman of the Board of Directors
Siobhan Fogarty	57	Chief Technical Officer
Jessica Morris	48	Chief Operating Officer
Bradley Saenger	52	Chief Financial Officer and Treasurer
Gregory Sullivan	60	Chief Medical Officer and Secretary

Biographical information about Dr. Lederman is provided in “Proposal No. 1 - Election of Directors”.

Siobhan Fogarty became our Chief Technical Officer in February 2025, prior to which Ms. Fogarty has held roles of increasing responsibility at Tonix Pharma Limited, a wholly-owned subsidiary of the Company, since September 2016, most recently as Executive Vice President, Product Development, since February 2021, and prior to that as Vice President, Product Development, since February 2019. Ms. Fogarty started her career with Elan Corporation, an Irish pharmaceutical company, as a formulation scientist. Ms. Fogarty moved to Glaxo SmithKline, a publicly traded pharmaceutical company (NYSE: GSK), as a manufacturing strategist following the merger of Glaxo and SmithKline Beecham. Ms. Fogarty established European product development sites for Fuisz Technologies, a privately held technology company, and Biovail Corporation, a privately held specialty pharmaceutical company. Subsequently, Ms. Fogarty started her own consultancy company, eMSc, continuing to consult with pharmaceutical companies in product development and implementation of a phased approach to quality. Ms. Fogarty earned a Bachelor of Science in Industrial Chemistry from the University of Limerick, and a Masters in Pharmaceutical Science from the School of Pharmacy, Trinity College Dublin.

Jessica Morris is our Chief Operating Officer and has worked for the Company since April 2013, first as a consultant (April 2013 – September 2013), then as SVP of Finance (September 2013 – October 2015), followed by Chief Administrative Officer (October 2015 – January 2016), Acting Chief Financial Officer (January 2016 – February 2016), and Executive Vice President, Operations (February 2016 – January 2018). Prior to joining the Company, Ms. Morris was a Vice President in investment management at Zhong Rong Group. Previously, Ms. Morris was a Senior Associate in the Sponsor Finance Group at American Capital, a Vice President of the mezzanine debt fund at Calvert Street Capital Partners, an Associate in the commercial finance department of Silicon Valley Bank, and a Financial Analyst in the investment banking group at Deutsche Bank. Ms. Morris earned a B.S. in Commerce and a B.A. in Music from the University of Virginia, where she was an Echols Scholar.

Bradley Saenger, CPA became our Chief Financial Officer in February 2016 and joined Tonix in May 2014, where he held positions of increasing responsibility. Since November 2015, Mr. Saenger has been a director of Tonix Pharma Holdings Limited, a subsidiary of the Company. Between June 2013 and March 2014, Mr. Saenger worked for Shire Pharmaceuticals as a consultant in the financial analyst research and development group. Between February 2013 and May 2013, Mr. Saenger worked for Stewart Health Care System, formerly a private, for-profit hospital operator, as a financial consultant. Between October 2011 and December 2012, Mr. Saenger was an Associate Director of Accounting at Vertex Pharmaceuticals, Inc., a publicly traded biotech company (Nasdaq: VRTX). Between January 2005 and September 2011, Mr. Saenger worked for Alere Inc., formerly a global manufacturer of rapid point-of-care diagnostic tests that was acquired by Abbott Laboratories, as a Manager of Corporate Accounting and Consolidations (2007 – 2011) and Manager of Financial Reporting (2005 – 2006). Mr. Saenger also worked for PwC, Shifren Hirsowitz, public accountants and auditors in Johannesburg, South Africa, Investec Bank in Johannesburg, South Africa and Norman Sifris and Company, public accountants and auditors in Johannesburg, South Africa. Mr. Saenger received his Bachelor’s and Honors’ degrees in Accounting Science from the University of South Africa. Mr. Saenger is a Chartered Accountant in South Africa and a Certified Public Accountant in the Commonwealth of Massachusetts.

Gregory Sullivan, MD became our Chief Medical Officer on June 3, 2014, and our Secretary in March 2017. Prior to becoming our Chief Medical Officer, he served on our Scientific Advisory Board since October 2010, and had also provided ad hoc consulting services. Previously, Dr. Sullivan had been a member of the faculty of Columbia University since July 1999, where he served as an Assistant Professor of Psychiatry in the Department of Psychiatry at Columbia University Medical Center (“CUMC”) until June 2014. Between June 1997 and August 2014, Dr. Sullivan maintained a part-time psychiatry practice. He served as a Research Scientist at the New York State Psychiatric Institute (“NYSPI”) from December 2006 to June 2014. Dr. Sullivan also served as a member of the Institutional Review Board of the NYSPI from January 2009 to June 2014. As Principal Investigator and Co-Investigator on several human studies of PTSD, Dr. Sullivan has administered the recruitment, biological assessments, treatment, and safety of participants with PTSD in clinical trials of the disorder. He has published more than 50 articles and chapters on research topics ranging from stress and anxiety disorders to abnormal serotonin receptor expression in depression, PTSD and panic disorder. He is a recipient of grants from the National Institute of Mental Health ("NIMH"), the Anxiety Disorders Association of America, NARSAD, the Dana Foundation, and the American Foundation for Suicide Prevention. Dr. Sullivan received a BA in Biology from the University of California, Berkeley, and received his MD from the College of Physicians & Surgeons at Columbia University. He completed his residency training in psychiatry at CUMC, and then a two-year NIMH-sponsored research fellowship in anxiety and affective disorders before joining the faculty at Columbia.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining them from or otherwise limiting their involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;
4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than 10% of our outstanding common shares to file reports with the SEC regarding their share ownership and changes in their ownership of our common shares. Based on our records and representations from our directors and executive officers, we believe that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with during the fiscal year ended December 31, 2025.

EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance shareholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with compensation consultants, legal counsel and other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied. We believe that many of our key practices and programs demonstrate good governance. The main principles of our fiscal year 2025 compensation strategy included the following:

●	An emphasis on pay-for-performance. A significant portion of our executive officers’ total compensation is variable and at risk and tied directly to measurable performance, including pre-specified corporate, strategic or developmental goals, which aligns the interests of our executives with those of our shareholders;
●	Performance results are linked to Company and individual performance. When looking at performance over the year, we equally weigh individual performance as well as that of the Company as a whole. Target annual compensation is positioned to allow for above-median compensation to be earned through an executive officer’s and the Company’s extraordinary performance;
●	Equity as a key component to align the interests of our executives with those of our shareholders. Our Compensation Committee believes that keeping executives interests aligned with those of our shareholders is critical to driving toward achievement of long-term goals of both our shareholders and the Company. Accordingly, a significant portion of our executives’ compensation are stock based, including stock options that are exercisable at a percentage above market value at the time of grant; and
●	Peer group positioning. While the Compensation Committee considers the level of compensation paid by the companies in our peer group as a reference point that provides a framework for its compensation decisions, in order to maintain competitiveness and flexibility, the Compensation Committee does not target compensation at a particular level relative to the peer group; nor does the Compensation Committee employ a formal benchmarking strategy or rely upon specific peer–derived targets.

In 2025, we also continued practices that demonstrate good governance and careful stewardship of corporate assets, including:

●	Limited personal benefits. Our executive officers are eligible for the same benefits as our non-executive salaried employees, and they do not receive any additional perquisites.
●	No retirement benefits. We do not provide our executive officers with a traditional retirement plan, or with any supplemental deferred compensation or retirement benefits.
●	No tax gross-ups. We do not provide our executive officers with any tax gross-ups.
●	No single-trigger cash change in control benefits. We do not provide cash benefits to, or accelerate the vesting of unvested equity grants issued to, our executives upon a change in control, absent an actual termination of employment.

At our annual meeting in May 2025, we conducted our tri-annual advisory vote on executive compensation, commonly referred to as a “say-on-pay” vote. At that time, a majority of the votes affirmatively cast on the advisory say-on-pay proposal were voted in favor of the compensation of our named executive officers. The Compensation Committee understood this level of approval to indicate strong shareholder support for our executive compensation policies and programs generally, and as a result, our Compensation Committee made no fundamental changes to our executive compensation programs. We are holding our next say-on-pay vote at the 2028 Annual Meeting. Our Compensation Committee and our Board will consider shareholder feedback through the say-on-pay vote and remains committed to engaging with shareholders and are open to feedback from shareholders.

Summary Compensation Table

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, and the three most highly paid executive officers for fiscal years 2025 and 2024.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Seth Lederman	2025	702,000	596,700	—	1,870,130	—	—	3,168,830
Chief Executive Officer	2024	675,000	417,656	—	717,111	—	—	1,809,767
Jessica Morris	2025	522,912	261,450	—	441,907	—	—	1,226,269
Chief Operations Officer	2024	494,000	180,310	—	213,431	—	—	887,741
Bradley Saenger	2025	502,944	251,450	—	389,119	—	—	1,143,513
Chief Financial Officer	2024	483,600	176,514	—	189,867	—	—	849,981
Gregory Sullivan	2025	519,168	259,600	—	437,774	—	—	1,216,542
Chief Medical Officer	2024	499,200	182,208	—	241,036	—	—	922,444

(1)	Represents the aggregate grant date fair value of options granted in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718, “Stock Compensation.” For the relevant assumptions used in determining these amounts, refer to Note 18 to our audited financial statements.

Grants of Plan-Based Awards in Fiscal 2025

The following table provides information with regard to each grant of plan-based award made to a named executive officer under any plan during the fiscal year ended December 31, 2025.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/Share)		Grant Date Fair Value of Stock and Option Awards ($)(1)
Seth Lederman	2/25/2025	123,958	8.05		938,610
	2/25/2025	123,958	10.06	(2)	931,520

Bradley Saenger	2/25/2025	25,792	8.05		195,297
	2/25/2025	25,792	10.06	(2)	193,822

Jessica Morris	2/25/2025	29,291	8.05		221,791
	2/25/2025	29,291	10.06	(2)	220,116

Gregory Sullivan	2/25/2025	29,017	8.05		219,717
	2/25/2025	29,017	10.06	(2)	218,057

(1)	Represents the aggregate grant date fair value of options granted in accordance with FASB ASC Topic 718.
(2)	Represents an exercise price at a 125% premium of the closing price of the Company’s common stock on the grant date.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, stock options at particular times. Consistent with our annual compensation cycle, if options are to be granted, the Compensation Committee generally seeks to grant annual stock option awards in connection with their conducting and completing such annual review, which typically occurs in approximately February of each year. Options are awarded to our non-employee directors pursuant to our Incentive Plan, which is awarded on the date of our annual meeting of shareholders. The timing of any stock option grants in connection with new hires, promotions, or other non-routine grants may be tied to the event giving rise to the award (such as an employee’s commencement of employment or promotion effective date), and in other cases such grants may be awarded at the same time with other annual grants. As a result, in all cases, the timing of grants of stock options occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

No stock options were issued to executive officers in 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information (other than a current report on Form 8-K disclosing a material new option award grant under Item 5.02(e) of that form) and ending one business day after the filing or furnishing of such report with the SEC.

Outstanding Equity Awards at December 31, 2025

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2025.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Sh)	Option Expiration Date
Seth Lederman	1	—		$3,219,200,000.00	2/9/2026
	—	1	(1)	$3,219,200,000.00	2/9/2026
	1	—		$352,000,000.00	3/1/2027
	1	—		$217,600,000.00	2/13/2028
	1	—		$272,000,000.00	2/13/2028
	1	—		$12,096,000.00	2/26/2029
	1	—		$15,104,000.00	2/26/2029
	1	—		$13,120,000.00	5/6/2029
	1	—		$16,384,000.00	5/6/2029
	1	—		$256,000.00	2/25/2030
	1	—		$320,000.00	2/25/2030
	4	—		$492,800.00	5/4/2030
	4	—		$614,400.00	5/4/2030
	5	—		$780,800.00	2/23/2031
	5	—		$979,200.00	2/23/2031
	8	—	(2)	$134,400.00	2/15/2032
	5	3	(2)	$262,400.00	2/15/2032
	5	3	(2)	$396,800.00	2/15/2032
	5	3	(2)	$531,200.00	2/15/2032
	34	1	(3)	$14,624.00	2/23/2033
	34	1	(3)	$18,208.00	2/23/2033
	410	—	(4)	$1,177.60	2/27/2034
	46	28	(5)	$1,177.60	2/27/2034
	369	226	(5)	$1,472.00	2/27/2034
	—	123,958	(6)	$8.05	2/25/2035
	—	123,958	(6)	$10.06	2/25/2035

Jessica Morris	1	—		$3,219,200,000.00	2/9/2026
	—	1	(1)	$3,219,200,000.00	2/9/2026
	1	—		$352,000,000.00	3/1/2027
	1	—		$217,600,000.00	2/13/2028
	1	—		$272,000,000.00	2/13/2028
	1	—		$12,096,000.00	2/26/2029
	1	—		$15,104,000.00	2/26/2029
	1	—		$13,120,000.00	5/6/2029
	1	—		$16,384,000.00	5/6/2029
	1	—		$256,000.00	2/25/2030
	1	—		$320,000.00	2/25/2030
	1	—		$492,800.00	5/4/2030
	1	—		$614,400.00	5/4/2030
	1	—		$780,800.00	2/23/2031
	1	—		$979,200.00	2/23/2031
	2	—	(2)	$134,400.00	2/15/2032
	1	1	(2)	$262,400.00	2/15/2032
	1	1	(2)	$396,800.00	2/15/2032
	1	1	(2)	$531,200.00	2/15/2032
	7	4	(3)	$14,624.00	2/23/2033
	7	4	(3)	$18,272.00	2/23/2033
	63	37	(5)	$1,177.60	2/27/2034
	63	37	(5)	$1,472.00	2/27/2034
	—	29,291	(6)	$8.05	2/25/2035
	—	29,291	(6)	$10.06	2/25/2035

Bradley Saenger	1	—		$3,219,200,000.00	2/9/2026
	—	1	(1)	$1,548,800,000.00	5/27/2026
	1	—		$1,548,800,000.00	5/27/2026
	1	—		$352,000,000.00	3/1/2027
	1	—		$217,600,000.00	2/13/2028
	1	—		$272,000,000.00	2/13/2028
	1	—		$12,096,000.00	2/26/2029
	1	—		$15,104,000.00	2/26/2029
	1	—		$13,120,000.00	5/6/2029
	1	—		$16,384,000.00	5/6/2029
	1	—		$256,000.00	2/25/2030
	1	—		$320,000.00	2/25/2030
	1	—		$492,800.00	5/4/2030
	1	—		$614,400.00	5/4/2030
	1	—		$780,800.00	2/23/2031
	1	—		$979,200.00	2/23/2031
	1	1	(2)	$134,400.00	2/15/2032

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($/Sh)	Option Expiration Date
	1	1	(2)	$262,400.00	2/15/2032
	1	1	(2)	$396,800.00	2/15/2032
	1	1	(2)	$531,200.00	2/15/2032
	7	3	(3)	$14,624.00	2/23/2033
	7	3	(3)	$18,272.00	2/23/2033
	60	29	(5)	$1,177.60	2/27/2034
	60	29	(5)	$1,472.00	2/27/2034
	—	25,792	(6)	$8.05	2/25/2035
	—	25,792	(6)	$10.06	2/25/2035

Gregory Sullivan	1	—		$3,219,200,000.00	2/9/2026
	—	1	(1)	$3,219,200,000.00	2/9/2026
	1	—		$352,000,000.00	3/1/2027
	1	—		$217,600,000.00	2/13/2028
	1	—		$272,000,000.00	2/13/2028
	1	—		$12,096,000.00	2/26/2029
	1	—		$15,104,000.00	2/26/2029
	1	—		$13,120,000.00	5/6/2029
	1	—		$16,384,000.00	5/6/2029
	1	—		$256,000.00	2/25/2030
	1	—		$320,000.00	2/25/2030
	1	—		$492,800.00	5/4/2030
	1	—		$614,400.00	5/4/2030
	1	—		$780,800.00	2/23/2031
	1	—		$979,200.00	2/23/2031
	2	—	(2)	$134,400.00	2/15/2032
	1	1	(2)	$262,400.00	2/15/2032
	1	1	(2)	$396,800.00	2/15/2032
	1	1	(2)	$531,200.00	2/15/2032
	8	3	(3)	$14,624.00	2/23/2033
	8	3	(3)	$18,272.00	2/23/2033
	70	42	(5)	$1,177.60	2/27/2034
	70	42	(5)	$1,472.00	2/27/2034
	—	29,017	(6)	$8.05	2/25/2035
	—	29,017	(6)	$10.06	2/25/2035

(1)	The shares subject to this stock option vest 1/3rd upon the date(s) that certain stock price goals are achieved. The stock price goals are such date(s) when the Company’s common stock has an average closing sales price equal to or exceeding each of $3,840,000,000.00, $4,480,000,000.00 and $5,120,000,000.00 per share for 20 consecutive trading days, subject to a one year minimum service period prior to vesting.
(2)	The shares subject to this stock option vested as to 10% of the shares on February 15, 2023, 10% of the shares on February 15, 2024, 40% of the shares on February 15, 2025 and 40% of the shares on February 15, 2026.
(3)	The shares subject to this stock option vested as to 1/3rd of the shares on February 23, 2024, with the remaining shares vesting on an equal monthly basis over the following 24 months.
(4)	The shares subject to this stock option were in lieu of a cash award, Dr. Lederman’s 2024 cash bonus was paid in the form of a stock option award granted pursuant to the 2020 Plan, with 100% of such options vesting on the six-month anniversary of issuance, expiring 10 years from date of issuance.
(5)	The shares subject to this stock option vested as to 1/3 of the shares on February 23, 2025, with the remaining shares vesting on an equal monthly basis over the following 24 months.
(6)	The shares subject to this stock option vested as to 1/3 of the shares on February 25, 2026, with the remaining shares vesting on an equal monthly basis over the following 24 months.

Option Exercises and Stock Vested

No options were exercised by any of the named executive officers and no named executive officers held restricted stock units during the fiscal year ended December 31, 2025.

Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2025.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted- average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)(2) (C)
Equity compensation plans approved by security holders(1)	1,150,551	$43,825.73	2,000,159
Equity compensation plans not approved by security holders	—	—	—
Total	1,150,551	$43,825.73	2,000,159

(1)	Consists of the Company’s 2014 Stock Incentive Plan, the 2016 Stock Incentive Plan, the 2017 Stock Incentive Plan, the 2018 Equity Incentive Plan, the 2019 Stock Incentive Plan, the 2020 Stock Incentive Plan, the Amended and Restated 2020 Stock Incentive Plan and the 2019 Employee Stock Purchase Plan, the 2020 Employee Stock Purchase Plan, 2022 Employee Stock Purchase Plan, and the ESPP.
(2)	Consists of shares available for future issuance under the Amended and Restated 2020 Plan and our ESPP. As of December 31, 2025, 159 shares of common stock were available for issuance under the Amended and Restated 2023 Plan and 2,000,000 shares of common stock were available for issuance under the ESPP.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Employment Agreement with Seth Lederman

On February 11, 2014, the Company entered into an employment agreement (the “Lederman Agreement”) with Dr. Seth Lederman to continue to serve as our President, Chief Executive Officer and Chairman of the Board.

The base salary for Dr. Lederman under the Lederman Agreement was $425,000 per annum and as of March 1, 2026, the base salary is $743,000.

Pursuant to the Lederman Agreement, if the Company terminates Dr. Lederman’s employment without Cause (as defined in the Lederman Agreement) or Dr. Lederman resigns for Good Reason (as defined in the Lederman Agreement), Dr. Lederman is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other benefits, if any, under any group retirement plan, nonqualified deferred compensation plan, equity award plan or agreement, health benefits plan or other group benefit plan to which Dr. Lederman may be entitled to under the terms of such plans or agreements; (2) a lump sum cash payment in an amount equal to 12 months of his base salary as in effect immediately prior to the date of termination; (3) continuation of health benefits for Dr. Lederman and his eligible dependents for a period of 12 months following the date of termination; and (4) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 12-month period following termination had Dr. Lederman remained continuously employed by the Company during such period.

Pursuant to the Lederman Agreement, if Dr. Lederman’s employment is terminated as a result of death or permanent disability, Dr. Lederman or his estate, as applicable, is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect; (2) a lump sum cash payment in an amount equal to six months of his base salary as in effect immediately prior to the date of termination; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

If Dr. Lederman is terminated without Cause or resigns for Good Reason during the period commencing 90 days prior to a Change in Control (as defined below) or 12 months following a Change in Control, Dr. Lederman shall be entitled to receive, in lieu of the severance benefits described above, the following payments and benefits: (1) a lump sum cash payment in an amount equal to 36 months of his base salary as in effect immediately prior to the date of termination, except that, if and while Dr. Lederman is still entitled to the Sale Bonus (as defined below), it will only be 18 months; (2) continuation of health benefits for Dr. Lederman and his eligible dependents for a period of 24 months following the date of termination, except that, if and while Dr. Lederman is still entitled to the Sale Bonus it will only be 12 months; and (3) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards.

If during the term of the Lederman Agreement or within 120 days after Dr. Lederman is terminated without Cause or resigns for Good Reason, following a Change in Control, the Company consummates a Change in Control transaction in which the Enterprise Value (as defined below) equals or exceeds $50 million, Dr. Lederman shall be entitled to receive a lump sum payment equal to 4.4% of the Enterprise Value (the “Sale Bonus”). The Sale Bonus provision of the Lederman Agreement will terminate upon the Company granting Dr. Lederman long-term incentive compensation mutually agreed to by the Board and Dr. Lederman.

For purposes of the Lederman Agreement, “Cause” generally means (1) commission of an act of fraud, embezzlement or dishonesty or some other illegal act that has a demonstrable material adverse impact on the Company or any successor or affiliate of the Company, (2) conviction of, or entry into a plea of “guilty” or “no contest” to, a felony, (3) unauthorized use or disclosure of the Company’s confidential information or trade secrets or any successor or affiliate of the Company that has, or may reasonably be expected to have, a material adverse impact on any such entity; (4) gross negligence, failure to follow a material, lawful and reasonable request of the Board or material violation of any duty of loyalty to the Company or any successor or affiliate of the Company, or any other demonstrable material willful misconduct by Dr. Lederman, (5) ongoing and repeated failure or refusal to perform or neglect of his duties as required by his employment agreement, which failure, refusal or neglect continues for 30 days following Dr. Lederman’s receipt of written notice from the Board stating with specificity the nature of such failure, refusal or neglect, provided that such failure to perform is not as a result of illness, injury or medical incapacity, or (6) material breach of any Company policy or any material provision of the Lederman Agreement.

For purposes of the Lederman Agreement, “Good Reason” generally means (1) a material diminution in Dr. Lederman’s title, authority, duties or responsibilities, (2) a material diminution in Dr. Lederman’s base compensation, unless such a reduction is imposed across-the-board to the Company’s senior management, and such reduction is not greater than 15%, (3) a material change in the geographic location at which Dr. Lederman must perform his duties, (4) any other action or inaction that constitutes a material breach by the Company or any successor or affiliate of the Company’s obligations to Dr. Lederman under the Lederman Agreement, or (5) the Company elects not to renew the Lederman Agreement for another term.

For purposes of the Lederman Agreement, “Change in Control” generally means:

●	A transaction or series of transactions (other than public offerings) that results in any person or entity or related group of persons or entities (other than the Company, its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a person or entity that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of more than 40% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;
●	(1) a merger, consolidation, reorganization, or business combination or (2) the sale, exchange or transfer of all or substantially all of the Company’s assets in any single transaction or series of transactions or (3) the acquisition of assets or stock of another entity, in each case other than a transaction:
○ which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent, directly or indirectly, at least 60% of the combined voting power of the successor entity’s outstanding voting securities immediately after the transaction, and

○	after which no person or group beneficially owns voting securities representing 40% or more of the combined voting power of the Company or its successor; provided, however, that no person or group is treated as beneficially owning 40% or more of combined voting power of the Company or its successor solely as a result of the voting power held in the Company prior to the consummation of the transaction.

For purposes of the Lederman Agreement, “Enterprise Value” generally means (1) in a Change in Control in which consideration is received by the Company, the total cash and non-cash consideration, including debt assumed, received by the Company, net of any fees and expenses in connection with the transaction and (2) in a Change in Control in which consideration is payable to the shareholders of the Company, the total cash and non-cash consideration, including debt assumed, payable to the Company’s shareholders net of any fees and expenses in connection with the transaction. Enterprise Value also includes any cash or non-cash consideration payable to the Company or to the Company’s shareholders on a contingent, earnout or deferred basis.

Employment Agreement with Gregory Sullivan

On June 3, 2014, the Company entered into an employment agreement (the “Sullivan Agreement”) with Dr. Gregory Sullivan to serve as our Chief Medical Officer. The base salary for Dr. Sullivan under the Sullivan Agreement was $225,000 per annum and as of March 1, 2026, the base salary is $550,000. The Sullivan Agreement had an initial term of one year and automatically renews for successive one year terms unless either party delivers written notice not to renew at least 60 days prior to the end of the current term.

Pursuant to the Sullivan Agreement, if the Company terminates Dr. Sullivan’s employment without Cause (as defined below) or Executive resigns for Good Reason (as defined below), Dr. Sullivan is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other benefits, if any, under any group retirement plan, nonqualified deferred compensation plan, equity award plan or agreement, health benefits plan or other group benefit plan to which Dr. Sullivan may be entitled to under the terms of such plans or agreements; (2) a lump sum cash payment in an amount equal to 12 months of his base salary as in effect immediately prior to the date of termination; (3) continuation of health benefits for Dr. Sullivan and his eligible dependents for a period of 12 months following the date of termination; and (4) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 12-month period following termination had Dr. Sullivan remained continuously employed by the Company during such period.

Pursuant to the Sullivan Agreement, if Dr. Sullivan’s employment is terminated as a result of death or permanent disability, Dr. Sullivan or his estate, as applicable, is entitled to his fully earned but unpaid base salary through the end of the month in which termination occurs at the rate then in effect.

For purposes of the Sullivan Agreement, “Cause” generally means (1) commission of an act of fraud, embezzlement or dishonesty or some other illegal act that has a demonstrable material adverse impact on the Company or any successor or affiliate of the Company, (2) conviction of, or entry into a plea of “guilty” or “no contest” to, a felony, (3) unauthorized use or disclosure of the Company’s confidential information or trade secrets or any successor or affiliate of the Company that has, or may reasonably be expected to have, a material adverse impact on any such entity, (4) gross negligence, failure to follow a material, lawful and reasonable request of the Company or material violation of any duty of loyalty to the Company or any successor or affiliate of the Company, or any other demonstrable material misconduct by Dr. Sullivan, (5) ongoing and repeated failure or refusal to perform or neglect of his duties as required by his employment agreement, which failure, refusal or neglect continues for 30 days following Dr. Sullivan’s receipt of written notice from the Company stating with specificity the nature of such failure, refusal or neglect, or (6) material breach of any Company policy or any material provision of the Sullivan Agreement.

For purposes of the Sullivan Agreement, “Good Reason” generally means (1) a material diminution in Dr. Sullivan’s title, authority, duties or responsibilities, (2) a material diminution in the executive officer’s base compensation, unless such a reduction is imposed across-the-board to the Company’s senior management and such reduction is not greater than 15%, (3) a material change in the geographic location at which the executive officer must perform his duties, (4) any other action or inaction that constitutes a material breach by the Company or any successor or affiliate of the Company’s obligations to Dr. Sullivan under the Sullivan Agreement, or (5) the Company elects not to renew the Sullivan Agreement for another term.

Employment Agreement with Bradley Saenger

On February 23, 2021, the Company entered into an employment agreement (the “Saenger Agreement”) with Mr. Bradley Saenger to serve as our Chief Financial Officer. The base salary for Mr. Saenger under the Saenger Agreement was $425,000 per annum and, as of March 1, 2026, the base salary is $550,000 per annum. The Saenger Agreement has an initial term of one year and automatically renews for successive one year terms unless either party delivers written notice not to renew at least 60 days prior to the end of the current term.

Pursuant to the Saenger Agreement, if the Company terminates Mr. Saenger’s employment without Cause (as defined below) or Executive resigns for Good Reason (as defined below), Mr. Saenger is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other benefits, if any, under any group retirement plan, nonqualified deferred compensation plan, equity award plan or agreement, health benefits plan or other group benefit plan to which Mr. Saenger may be entitled to under the terms of such plans or agreements; (2) a lump sum cash payment in an amount equal to 12 months of his base salary as in effect immediately prior to the date of termination; (3) continuation of health benefits for Mr. Saenger and his eligible dependents for a period of 12 months following the date of termination; and (4) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 12-month period following termination had Mr. Saenger remained continuously employed by the Company during such period.

Pursuant to the Saenger Agreement, if Mr. Saenger’s employment is terminated as a result of death or permanent disability, Mr. Saenger or his estate, as applicable, is entitled to his fully earned but unpaid base salary through the end of the month in which termination occurs at the rate then in effect.

For purposes of the Saenger Agreement, “Cause” generally means (1) commission of an act of fraud, embezzlement or dishonesty or some other illegal act that has a demonstrable material adverse impact on the Company or any successor or affiliate of the Company, (2) conviction of, or entry into a plea of “guilty” or “no contest” to, a felony, (3) unauthorized use or disclosure of the Company’s confidential information or trade secrets or any successor or affiliate of the Company that has, or may reasonably be expected to have, a material adverse impact on any such entity, (4) gross negligence, failure to follow a material, lawful and reasonable request of the Company or material violation of any duty of loyalty to the Company or any successor or affiliate of the Company, or any other demonstrable material misconduct by Mr. Saenger, (5) ongoing and repeated failure or refusal to perform or neglect of his duties as required by his employment agreement, which failure, refusal or neglect continues for 30 days following Mr. Saenger’s receipt of written notice from the Company stating with specificity the nature of such failure, refusal or neglect, or (6) material breach of any Company policy or any material provision of the Saenger Agreement.

For purposes of the Saenger Agreement, “Good Reason” generally means (1) a material diminution in Mr. Saenger’s title, authority, duties or responsibilities, (2) a material diminution in the executive officer’s base compensation, unless such a reduction is imposed across-the-board to the Company’s senior management and such reduction is not greater than 15%, (3) a material change in the geographic location at which the executive officer must perform his duties, (4) any other action or inaction that constitutes a material breach by the Company or any successor or affiliate of the Company’s obligations to Mr. Saenger under the Saenger Agreement, or (5) the Company elects not to renew the Saenger Agreement for another term.

Employment Agreement with Jessica Morris

On February 23, 2021, the Company entered into an employment agreement (the “Morris Agreement”) with Ms. Jessica Morris to serve as our Chief Operating Officer. The base salary for Ms. Morris under the Morris Agreement was $580,000 per annum as of March 1, 2026. The Morris Agreement has an initial term of one year and automatically renews for successive one year terms unless either party delivers written notice not to renew at least 60 days prior to the end of the current term.

Pursuant to the Morris Agreement, if the Company terminates Ms. Morris’s employment without Cause (as defined below) or Executive resigns for Good Reason (as defined below), Ms. Morris is entitled to the following payments and benefits: (1) her fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other benefits, if any, under any group retirement plan, nonqualified deferred compensation plan, equity award plan or agreement, health benefits plan or other group benefit plan to which Ms. Morris may be entitled to under the terms of such plans or agreements; (2) a lump sum cash payment in an amount equal to 12 months of her base salary as in effect immediately prior to the date of termination; (3) continuation of health benefits for Ms. Morris and her eligible dependents for a period of 12 months following the date of termination; and (4) the automatic acceleration of the vesting and exercisability of outstanding unvested stock awards as to the number of stock awards that would have vested over the 12-month period following termination had Ms. Morris remained continuously employed by the Company during such period.

Pursuant to the Morris Agreement, if Ms. Morris’s employment is terminated as a result of death or permanent disability, Ms. Morris or her estate, as applicable, is entitled to her fully earned but unpaid base salary through the end of the month in which termination occurs at the rate then in effect.

For purposes of the Morris Agreement, “Cause” generally means (1) commission of an act of fraud, embezzlement or dishonesty or some other illegal act that has a demonstrable material adverse impact on the Company or any successor or affiliate of the Company, (2) conviction of, or entry into a plea of “guilty” or “no contest” to, a felony, (3) unauthorized use or disclosure of the Company’s confidential information or trade secrets or any successor or affiliate of the Company that has, or may reasonably be expected to have, a material adverse impact on any such entity, (4) gross negligence, failure to follow a material, lawful and reasonable request of the Company or material violation of any duty of loyalty to the Company or any successor or affiliate of the Company, or any other demonstrable material misconduct by Ms. Morris, (5) ongoing and repeated failure or refusal to perform or neglect of her duties as required by her employment agreement, which failure, refusal or neglect continues for 30 days following Ms. Morris’s receipt of written notice from the Company stating with specificity the nature of such failure, refusal or neglect, or (6) material breach of any Company policy or any material provision of the Morris Agreement.

For purposes of the Morris Agreement, “Good Reason” generally means (1) a material diminution in Ms. Morris’s title, authority, duties or responsibilities, (2) a material diminution in the executive officer’s base compensation, unless such a reduction is imposed across-the-board to the Company’s senior management and such reduction is not greater than 15%, (3) a material change in the geographic location at which the executive officer must perform her duties, (4) any other action or inaction that constitutes a material breach by the Company or any successor or affiliate of the Company’s obligations to Ms. Morris under the Morris Agreement, or (5) the Company elects not to renew the Morris Agreement for another term.

Directors Compensation Table

Each of our non-employee directors, other than the lead director, receives an annual cash retainer of $55,000; the retainer for the lead director is $75,000. In addition, during 2025, each of our non-employee directors received stock options to purchase shares of our common stock valued at $188,830 as determined by the Black Scholes method on the date of grant, which vest on the next annual meeting of shareholders. The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2025 for services to our Company.

Name	Cash Compensation ($)	Option Awards ($)(1)	Total ($)
Richard Bagger	$55,000	$188,830	$243,830
Margaret Smith Bell	$55,000	$188,830	$243,830
David Grange	$55,000	$188,830	$243,830
James Hunter	$30,250	$249,957	$280,207
Adeoye Olukotun	$55,000	$188,830	$243,830
Newcomb Stillwell	$55,000	$188,830	$243,830
Carolyn Taylor	$55,000	$188,830	$243,830
James Treco(2)	$75,000	$188,830	$263,830
Total:	$435,250	$1,571,767	$2,007,017

(1)	Represents the aggregate grant date fair value of stock options granted in accordance with FASB ASC Topic 718. For the relevant assumptions used in determining these amounts, refer to Note 14 to our audited financial statements. These amounts do not necessarily correspond to the actual value that may be recognized from the stock option grant.
(2)	Mr. Treco received additional cash compensation for serving as lead director.

As of December 31, 2025, our non-employee directors listed in the table above held outstanding stock options, as follows:

Name	Number of Shares Underlying Outstanding Stock Options
Richard Bagger	10,042
Margaret Smith Bell	10,045
David Grange	10,045
James Hunter	7,744
Adeoye Olukotun	10,044
Newcomb Stillwell	10,041
Carolyn Taylor	10,041
James Treco	10,045

SECURITY OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of March 27, 2026:

●	by each person who is known by us to beneficially own more than 5% of our common stock;
●	by each of our officers and directors; and
●	by all of our officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Tonix Pharmaceuticals Holding Corp., 200 Connell Drive, Suite 3001, Berkeley Heights, NJ 07922.

NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED		PERCENTAGE OF COMMON STOCK (1)
5% Holders

BlackRock, Inc.	Common Stock	845,544	(2)	6.0
Point72 Asset Management, L.P.	Common Stock	1,235,058	(3)	8.7

Directors and Executive Officers
Seth Lederman	Common Stock	123,273	(4)	*
Jessica Morris	Common Stock	24,596	(5)	*
Bradley Saenger	Common Stock	22,364	(6)	*
Gregory Sullivan	Common Stock	24,391	(7)	*
Siobhan Fogarty	Common Stock	11,285	(8)	*
Richard Bagger	Common Stock	10,042	(9)	*
Margaret Smith Bell	Common Stock	10,045	(10)	*
David Grange	Common Stock	10,045	(11)	*
James Hunter	Common Stock	7,742	(12)	*
Adeoye Olukotun	Common Stock	10,043	(13)	*
Newcomb Stillwell	Common Stock	10,041	(14)	*
Carolyn Taylor	Common Stock	10,459	(15)	*
James Treco	Common Stock	10,294	(16)	*
Officers and Directors as a Group (11 persons)	Common Stock	284,620		2.0

* Denotes less than 1%

(1) Percentage based upon 14,205,401 shares of common stock issued and outstanding as of March 27, 2026.

(2) Based solely on Amendment No. 1 to the shareholder’s Schedule 13G filed on January 20, 2026. The shareholder has sole voting and dispositive power with respect to 845,544.00 shares of common stock. The address of the shareholder is 50 Hudson Yards New York, NY 10001.

(3) Based solely on the Schedule 13G filed by Point72 Asset Management, L.P., Point72 Capital Advisors, Inc., and Steven A. Cohen on December 31, 2025. The address of the shareholder is 72 Cummings Point Road, Stamford, CT 06902. Includes 615,025 shares of common stock issuable upon exercise of warrants.

(4) Includes 104,266 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days, 1 share of common stock owned by Lederman & Co, and 1 share owned through an IRA account. Seth Lederman, as the Managing Member of Lederman & Co has investment and voting control over the shares held by these entities.

(5) Includes 24,596 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(6) Includes 21,663 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(7) Includes 24,391 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(8) Includes 11,285 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(9) Includes 10,042 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(10) Includes 10,045 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(11) Includes 10,045 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(12) Includes 7,742 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(13) Includes 10,043 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(14) Includes 10,041 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(15) Includes 10,041 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(16) Includes 10,044 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

Pay Versus Performance Disclosure

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on: TSR ($)	Net Income ($ Millions)
2025	2,923,130	4,587,217	1,195,445	1,571,060	0.01	(124)
2024	1,809,077	1,055,851	886,722	658,787	0.01	(130)
2023	2,050,065	647,036	928,503	652,376	0.56	(117)

1.	Seth Lederman was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023 - 2025
Gregory Sullivan
Bradley Saenger
Jessica Morris

2.	The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

3.	Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Option Awards column are the totals from the Option Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Seth Lederman ($)	Exclusion of Option Awards for Seth Lederman ($)	Inclusion of Equity Values for Seth Lederman ($)	Compensation Actually Paid to Seth Lederman ($)
2025	2,923,130	(1,870,130)	3,534,217	4,587,217
2024	1,809,077	(717,111)	(36,115)	1,055,851
2023	2,050,065	(1,375,065)	(27,964)	647,036

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,195,445	(422,933)	798,548	1,571,060
2024	886,722	(214,778)	(13,157)	658,787
2023	928,503	(276,250)	123	652,376

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Seth Lederman ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Seth Lederman ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Seth Lederman ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Seth Lederman ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Seth Lederman ($)	Total - Inclusion of Equity Values for Seth Lederman ($)
2025	3,544,005	(4,158)	0	(5,630)	0	3,534,217
2024	18,433	(42,296)	12,141	(24,392)	0	(36,115)
2023	75,500	(144,067)	0	40,603	0	(27,964)

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	801,483	(1,237)	0	(1,698)	0	798,548
2024	5,531	(11,544)	0	(7,145)	0	(13,157)
2023	22,560	(31,186)	0	8,749	0	123

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-party transactions.” For purposes of our policy only, a “related-party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related party” are participants involving an amount that exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

A related party is any executive officer, director or a holder of more than five percent of our common stock, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-party transaction, our Chief Compliance Officer must present information regarding the proposed related-party transaction to our Audit Committee and for review. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related parties, the benefits of the transaction to us and whether any alternative transactions are available. To identify related-party transactions in advance, we rely on information supplied by our executive officers, directors and certain significant shareholders. In considering related-party transactions, our Audit Committee will take into account the relevant available facts and circumstances including, but not limited to:

●	whether the transaction was undertaken in the ordinary course of our business;
●	whether the related party transaction was initiated by us or the related party;
●	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to us from the related party transaction;
●	the approximate dollar value of the amount involved in the related party transaction, particularly as it relates to the related party;
●	the related party’s interest in the related party transaction, and
●	any other information regarding the related party transaction or the related party that would be material to investors in light of the circumstances of the particular transaction.

The Audit Committee shall then make a recommendation to the Board, who will determine whether or not to approve of the related party transaction, and if so, upon what terms and conditions. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

Other than as set forth below, during the last two fiscal years, there have been no related party transactions.

December 2025 Registered Direct Offering

On December 29, 2025, we entered into a securities purchase agreement with an affiliate of Point72 Asset Management, L.P., a holder of 5% or more of our common stock, pursuant to which we sold 615,025 shares of common stock and pre-funded warrants to purchase up to 615,025 shares of common stock. The offering price per share of common stock was $16.26, and the offering price per share of pre-funded warrant was $16.259.

PROPOSALS OF SHAREHOLDERS FOR THE 2027 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2027 Annual Meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: 200 Connell Drive, Suite 3001, Berkeley Heights, NJ 07922, Attention: Secretary, no later than December 2, 2026.

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such Annual Meeting of shareholders, without any discussion of the matter in the proxy statement.

In addition, our Third Amended and Restated Bylaws contain an advance notice provision that requires that all business proposed by a shareholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a shareholder for a vote at an Annual Meeting, the shareholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the shareholder for a vote. The shareholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a shareholder’s notice must be received by the Secretary at least 90 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 120 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 25 calendar days from the date corresponding to the date of the preceding year’s Annual Meeting, or if we did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary not later than the close of business on the tenth calendar day following the day on which such notice of the date of the Annual Meeting was mailed or the date on which public disclosure of the date of the Annual Meeting was made, whichever first occurs.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at our 2027 Annual Meeting of Shareholders, you must also provide the notice and additional information required by Rule 14a-19 to: 200 Connell Drive, Suite 3001, Berkeley Heights, NJ 07922, Attention: Secretary, no later than March 8, 2027. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Third Amended and Restated Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Third Amended and Restated Bylaws, as described in this section, and it shall not extend any such deadline set forth under our Third Amended and Restated Bylaws.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including audited financial statements) filed with the SEC may be obtained without charge by writing to: 200 Connell Drive, Suite 3001, Berkeley Heights, NJ 07922, Attention: Secretary. A request for a copy of our Annual Report on Form 10-K must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on the Record Date. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2025 and certain other related financial and business information are contained in our Annual Report on Form 10-K, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

 HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this Proxy Statement to any stockholder upon written or oral request to: Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Any stockholder who wants to receive a separate copy of this Proxy Statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.

OTHER BUSINESS

The Board knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

Seth Lederman
Chief Executive Officer and Chairman of the Board of Directors

New York, New York
March 30, 2026

TONIX PHARMACEUTICALS HOLDING CORP.
2026 STOCK INCENTIVE PLAN
(effective May 7, 2026, subject to stockholder approval)

1.	General

1.1           Purpose. The purposes of the Tonix Pharmaceuticals Holding Corp. 2026 Stock Incentive Plan (as amended and/or restated from time to time, the “Plan”) are to promote the interests of Tonix Pharmaceuticals Holding Corp. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company, to enable them to acquire a proprietary interest in the long-term success of the Company, and to reward their performance in fulfilling their personal responsibilities for long-range and annual achievements.

1.2           Effective Date and Term. The Plan will become effective upon the date the Plan is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3           Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

1934 Act. The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Annual Increase. The number of shares of Stock available for issuance under the Plan on January 1 of each year less the number of shares of Stock available for issuance under the Plan on December 31 of the immediately preceding year.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and Cash-Based Awards.

Award Agreement. The term “Award Agreement” means a written or electronic Award grant agreement under the Plan.

Cash-Based Award. The term “Cash-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(vi) of the Plan that may be denominated or payable in cash, other than an Award pursuant to which the amount of cash is determined by reference to the value of a specific number of shares of Stock.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)	any person, including a “person” as such term is used in Section 14(d)(2) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

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(ii)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)	a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. For the avoidance of doubt, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change of Control (including any installments or stream of payments that are accelerated on account of a Change of Control), a Change of Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change of Control for purposes of determining whether a Grantee’s rights to such Award become vested or otherwise unconditional upon the Change of Control.

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4.

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Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the date on the principal securities market in which shares of Stock are then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Fully Diluted Basis. The term “Fully Diluted Basis” means the total number of shares of Stock outstanding as of the applicable date, together with all shares of Stock issuable upon the exercise of outstanding warrants as of the applicable date, but excluding any shares of Stock issuable (but not yet issued as of the applicable date) pursuant to outstanding stock options, restricted stock units, or other equity awards or rights (other than warrants) in which the shares of Stock covered by the award are not issued and outstanding as of the applicable date.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i), to purchase shares of Stock. An Option may be either an ISO or an NQSO.

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Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) of the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Goals. The term “Performance Goals” means performance goals based on the attainment on an absolute or relative basis by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of Stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; (xxiii) market share; (xxiv) customer satisfaction; (xxv) workforce diversity; (xxvi) results of clinical trials; (xxvii) acceptance of a new drug application by a regulatory body; (xxviii) regulatory body approval for commercialization of a product; (xxix) launch of a new drug; (xxx) completion of out-licensing, in-licensing or disposition of product candidates or other acquisition or disposition projects; and (xxxi) any other objective or subjective business or individual measures of performance selected by the Committee. Any of the above Performance Goals may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee in its sole discretion may designate additional or alternative business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. The Committee in its sole discretion shall have the authority to make adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in tax laws or generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

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Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the Plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3, as from time to time in effect promulgated by the Securities and Exchange Commission under Section 16 of the 1934 Act, including any successor to such Rule.

Stock. The term “Stock” means shares of the common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii), to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

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Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

Substitute Award. The term “Substitute Award” means an Award granted or Stock issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

2.	Administration

2.1           Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3. Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2           Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)	In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

2.3           Prohibition Against Repricing. Other than pursuant to Section 3.4, the Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per share of Stock exceeds the Fair Market Value of one share of Stock in exchange for cash or another Award (other than in connection with a Change of Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares of Stock are then listed.

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2.4          Delegation of Authority. To the extent not inconsistent with applicable law, the rules of the NASDAQ Stock Market or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.5          Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or good faith failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2.6          Minimum Vesting Requirement for Awards. Notwithstanding any other provision of the Plan to the contrary, equity-based Awards granted under the Plan shall vest no earlier than the first anniversary of the date the Award is granted (excluding, for this purpose, any (i) Substitute Awards, (ii) shares of Stock delivered in lieu of fully vested cash Awards and (iii) Awards to Directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting); provided, that, the Committee may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 3.1 (subject to adjustment under Section 3.4); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of Retirement, death, disability or a Change of Control, in the terms of the Award or otherwise.

2.7          Treatment of Dividends and Dividend Equivalents on Unvested Awards. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that all or part of an equity Award is outstanding and unvested, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such unvested Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied. In no event shall dividends or dividend equivalents be paid with respect to Options or Stock Appreciation Rights.

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3.	Available Shares of Stock Under the Plan

3.1           Shares of Stock Available for Awards.

(i)	Subject to the adjustments described in Section 3 herein, the maximum number of shares of Stock reserved for the grant of Awards under the Plan initially shall be 1,000,000.

(ii)	The number of shares of Stock available for issuance under the Plan shall automatically increase on January 1st of each year for a period of ten years commencing on January 1, 2027 and ending on (and including) January 1, 2036, in an amount equal to the greater of (a) the difference between (x) twenty percent (20%) of the total number of shares of Stock outstanding as of December 31st of the preceding calendar year, calculated on a Fully Diluted Basis, and (y) the total number of shares of Stock reserved under the Plan on December 31st of such preceding calendar year (including shares of Stock subject to outstanding Awards or available for future Awards) and (b) five percent (5%) of the total number of shares of Stock outstanding as of December 31st of the preceding calendar year, calculated on a Fully Diluted Basis. Notwithstanding the foregoing, the Board may act prior to the first day of any calendar year to provide that there shall be no increase in the share reserve for such calendar year or that the increase in the share reserve for such calendar year shall be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence.

3.2           Forfeited, Canceled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 and shall be available for future Awards under the Plan.

3.3           Prohibition on Stock Recycling. Notwithstanding anything to the contrary, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company or tendered by the Grantee to satisfy any tax withholding obligation with respect to any Award; (iii) covered by a SAR (in each case, to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options, shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1.

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3.4           Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, spinoff, stock split, reverse stock split, extraordinary dividends or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divestiture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (a) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1, (b) the number of shares of Stock issuable upon outstanding Awards, (c) any individual Award limitations or restrictions, as applicable, and (d) the exercise price and any performance conditions applicable to outstanding Awards. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares of Stock subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or Performance Goals. Any adjustments under this Section 3.4 shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3, to the extent applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Grantee if such adjustment would violate applicable law.

3.5           Fractional Shares of Stock. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares of Stock issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares of Stock shall be issued. The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

3.6           Substitute Awards; Inducement Awards; Plans of Acquired Companies. Substitute Awards and Stock issued as inducement awards shall not count against the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1. In addition, shares of Stock issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of another company by the Company or any Subsidiary of the Company (including by way of merger, combination or similar transaction) will not count against the number of shares of Stock that may be issued under the Plan. Available shares of Stock under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares of Stock available for grant under the Plan, subject to applicable stock exchange requirements.

3.7           Source of Shares of Stock. Shares of Stock to be delivered under the Plan shall be made available from authorized and unissued Stock, or authorized and issued Stock reacquired and held as treasury shares or otherwise or a combination thereof.

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4.	Awards

4.1           General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2           Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.	Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the passage of time and/or attainment of Performance Goals.

b.	Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Notwithstanding the foregoing, the exercise price of any Substitute Awards may be issued at any such price as the Committee determines necessary in order to preserve for such newly Eligible Grantee the economic value of all or a portion of such acquired entity award.

c.	Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares of Stock issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

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d.	Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Code Section 424(e)) or of any “Subsidiary Corporation” (as defined in Code Section 424(f)) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee’s lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO’s date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with a NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 1.422-5(d)(2). Subject to Section 3.4, a maximum of 1,000,000 shares of Stock may initially be granted in the form of ISOs. The number of shares of Stock that may be issued in the form of ISOs under the Plan shall automatically increase on January 1st of each year in an amount equal to the Annual Increase; provided, however, that in no event shall the number of shares of Stock that may be issued in the form of ISOs during the term of the Plan exceed 10,000,000 (subject to Section 3.4).

(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.	In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the passage of time and/or the attainment of Performance Goals.

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b.	Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.	Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent.

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the passage of time and/or attainment of Performance Goals. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

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c.	Dividends. The Committee may not provide for the current payment of dividends for Restricted Stock; for such Awards, dividends may accrue, but shall not be payable, unless and until the Award vests. Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.	Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the passage of time and/or attainment of Performance Goals.

b.	Benefit Upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.	Dividend Equivalents. To the extent provided in an Award Agreement, and subject to Section 2.7 and the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award, which payments may be settled in cash or Stock, as determined by the Committee. Any such settlements and any crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code.

(v)	Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the passage of time and/or attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

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(vi)	Cash-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Cash-Based Awards, the Committee may place restrictions on the payout or vesting of Cash-Based Awards that shall lapse, in whole or in part, upon the passage of time and/or attainment of Performance Goals. The Committee shall determine the terms and conditions of such Awards at the date of grant.

(vii)	Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(viii)	Vesting; Additional Terms. Subject to Section 2.6 and except as provided in Section 4.3, Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

(ix)	Performance-Based Awards.

a.	The Committee may determine that Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards shall vest or be delivered based on Performance Goals.

b.	The Committee in its sole discretion shall have the authority to make adjustments to the Performance Goals in recognition of events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, for the following items: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (4) any reorganization and restructuring programs, including discontinued operations; (5) acquisitions or divestitures; (6) unusual, infrequently occurring, nonrecurring or extraordinary items identified in the Company’s audited financial statements, including footnotes; (7) any reorganization or change in the corporate or capital structures of the Company; (8) foreign exchange gains and losses; (9) business interruption events; (10) annual incentive payments or other bonuses; (11) capital charges; or (12) any other adjustments determined by the Committee with respect to an Award.

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(x)	Automatic Extended Exercisability in Certain Cases. Notwithstanding the foregoing provisions of this Section, if the date an Award would otherwise terminate or be exercisable is a date that the Grantee is prohibited from exercising the Award under the Company’s insider trading policy or such other conditions under applicable securities laws as the Committee shall specify, the term of the Award shall be extended to the third business day after the Grantee is no longer so prohibited from exercising the Award, but in no event shall the Award be extended beyond the original stated term of the Award.

4.3           Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the adjustment of any Performance Goals as the Committee deems necessary or appropriate to reflect the Change of Control;

b.	provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee. For an Award to be validly assumed by a successor for purpose of this Section 4.3(b), it must (x) provide such Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedules; (y) have substantially equivalent value to such Award (determined at the time of the Change of Control); and (z) be based on stock that is traded on an established U.S. securities market or an established securities market outside the United States upon which the Grantees could readily trade the stock without administrative burdens or complexities. In the event of any ambiguity or discrepancy, the determination of the Committee shall be final and binding;

c.	provide that upon an involuntary termination of a Grantee’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

d.	provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares of Stock covered by a Restricted Stock Award if it had been vested and/or by an Option or SAR if it had been exercised at the time of the Change of Control, provided however that Awards outstanding as of the date of the Change of Control may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such Award, as applicable.

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4.4           Limitation on Award Grants to Non-Employee Directors. The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, in respect of such director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $350,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as the aggregate limit per non-employee director does not exceed $500,000 in total value during a fiscal year.

5.	Operation

5.1           Duration. Grants may be made under the Plan through May 7, 2036. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2           Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3           Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares of Stock or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law (or, if permitted by the Company, such other withholding rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules).

5.4           Use of Shares of Stock. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5           Nontransferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares of Stock underlying such Award have been issued, and all restrictions applicable to such shares of Stock have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares of Stock issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

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5.6           Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

5.7           Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8           Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9           Limitation of Implied Rights.

(i)	The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

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(ii)	The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10         Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of Section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11         Regulations and Other Approvals.

(i)	The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

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(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)	In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)	With respect to persons subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)	All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12         Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units, Other Stock-Based Awards or Cash-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

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6.	Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares of Stock that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)	any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, as set forth in Section 2.3; or

(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 shall not be subject to the foregoing limitations of this Section 6.

7.	Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Nevada Revised Statutes.

8.	Severability

If any of the provisions of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

9.	Clawback and Noncompete

Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of any agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Grantee becomes an employee, agent or principal of a competitor without the express written consent of the Company.

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# PROXY

# TONIX PHARMACEUTICALS HOLDING CORP.

## PROXY FOR ANNUAL MEETING TO BE HELD ON MAY 7, 2026

## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints SETH LEDERMAN and BRADLEY SAENGER (the "Proxies") and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of Tonix Pharmaceuticals Holding Corp. (the "Company") which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on May 7, 2026, at 11:00 a.m., Eastern Time via Internet or at any adjournments or postponements thereof. On the date of the Meeting, you may log in to the Meeting by using the unique join link provided after you have registered. Please have your Virtual Control Number with you during the Meeting in order to vote.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or Proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In order to attend the Meeting you must pre-register at http://web.viewproxy.com/tonixpharma/2026.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

**CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE**

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 7, 2026.**

**This Proxy Statement and our 2025 Annual Report on Form 10-K are available at: http://web.viewproxy.com/tonixpharma/2026**

Please mark your votes like this ☒

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN PROPOSAL 1 AND "FOR" IN PROPOSALS 2, 3 AND 4.**

**Nominees:**

01 Seth Lederman
02 Richard Bagger
03 Margaret Smith Bell
04 David Grange
05 James Hunter
06 Adeoye Olukotun
07 Newcomb Stillwell
08 Carolyn Taylor
09 James Treco

| FOR ALL | WITHHOLD AUTHORITY FOR ALL | FOR ALL EXCEPT |
|---|---|---|
| ☐ | ☐ | ☐ |

**INSTRUCTIONS:** To withhold authority to vote for any individual, mark, "For All Except" and write the nominee's name(s) on the line below.

______________________________

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

**CONTROL NUMBER**

→ ☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

Date:______________________________

______________________________
Signature

______________________________
Signature (if held jointly)

**NOTE:** This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

**CONTROL NUMBER**

→ ☐

## PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

**INTERNET**

**Vote Your Shares on the Internet:**

**Go to www.fcrvote.com/TNXP**

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

**TELEPHONE**

**Vote Your Shares by Phone:**

**Call 1 (866) 402-3905**

Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

**MAIL**

**Vote Your Shares by Mail:**

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.